UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SANA BIOTECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SANA BIOTECHNOLOGY, INC.

188 East Blaine Street, Suite 400

Seattle, Washington 98102

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the Annual Meeting) of Sana Biotechnology, Inc. will be held at 9:00 a.m., Pacific Time, on June 8, 2023. To facilitate stockholder attendance and participation and to provide a consistent experience for all stockholders, regardless of location, the Annual Meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the Annual Meeting physically.

To be admitted to and participate in the Annual Meeting, you must register prior to 2:00 p.m., Pacific Time, on June 7, 2023, at www.proxydocs.com/SANA. As part of the registration process, you will be required to enter the control number included on your Notice of Internet Availability of Proxy Materials (Notice) or on your proxy card or voter instruction form, as applicable, if you are receiving a printed copy of our proxy materials. After completing your registration, you will receive further instructions via email prior to the start of the Annual Meeting, including a unique link that will allow you to access the Annual Meeting. Please see the “General Information” section of the attached proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions prior to and during the Annual Meeting and technical details related to accessing the virtual platform. If we elect to adjourn the Annual Meeting to another time or place, including due to a technical issue that occurs prior to or during the Annual Meeting, we may do so by announcing the time, date, and location (including the method of access and communication) of the adjourned meeting at the Annual Meeting or by displaying such information on the Annual Meeting virtual platform. Please monitor our Annual Meeting website at www.proxydocs.com/SANA for updated information regarding the Annual Meeting.

The purpose of the Annual Meeting is the following:

1.

To elect three Class II directors to our Board of Directors (Board), each to serve for a three-year term expiring at the 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The three nominees for election to our Board are Hans E. Bishop, Robert Nelsen, and Alise S. Reicin, M.D.;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

The record date for the Annual Meeting is April 10, 2023. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

A list of registered stockholders as of the record date will be available for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting for a period of 10 days prior to the Annual Meeting by sending a request to stockholderlist@sana.com.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing the Notice to most of our stockholders instead of providing a printed copy of our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (Annual Report). The Notice contains instructions on how to access our proxy materials and to cast your vote. The Notice also contains instructions on how to request a printed copy of our proxy materials. This process allows us to provide our stockholders with the information they need on a timely basis while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Your vote is important. Information on how to vote is discussed in the attached proxy statement. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by voting via the Internet or by telephone, as described in the attached proxy statement, or, if you are receiving a printed copy of our proxy materials, by signing, dating, and returning your completed proxy card or voter instruction form, as applicable. If you are voting via the Internet or by telephone, you will be asked to provide your control number included in the Notice, or, if you are receiving a printed copy of our proxy materials, on your proxy card or voter instruction form, as applicable. Voting in advance of the Annual Meeting will not prevent you from attending the Annual Meeting and voting during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent, you must obtain a legal proxy issued in your name from that record holder and provide it to us in advance in order to vote during the Annual Meeting.

On behalf of the Board and the employees of Sana Biotechnology, Inc., we thank you for your continued support and participation.

By Order of the Board of Directors,

Steven D. Harr, M.D.
President and Chief Executive Officer
Seattle, Washington April 28, 2023

i

SANA BIOTECHNOLOGY, INC.

188 East Blaine Street, Suite 400

Seattle, Washington 98102

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2023

This proxy statement contains information about the 2023 Annual Meeting of Stockholders (the Annual Meeting) of Sana Biotechnology, Inc., which will be held at 9:00 a.m., Pacific Time, on June 8, 2023. The Board of Directors of Sana Biotechnology, Inc. (Board) is using this proxy statement to solicit proxies for use at the Annual Meeting. Any reference to our Annual Meeting in this proxy statement also refers, as applicable, to any adjournment or postponement thereof. In this proxy statement, the terms “Sana,” “we,” “us,” and “our” refer to Sana Biotechnology, Inc. The mailing address of our principal executive offices is Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102.

To facilitate stockholder attendance and participation and to provide a consistent experience for all stockholders, regardless of location, the Annual Meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the Annual Meeting physically. Instructions on how to attend and participate in the Annual Meeting are described in this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board with respect to each of the matters to be voted on at the Annual Meeting. You may revoke your proxy before it is exercised at the Annual Meeting as described in the “General Information” section of this proxy statement.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (Annual Report) available to stockholders on or about April 28, 2023.

We are an “emerging growth company” under applicable federal securities laws and are, therefore, permitted to comply with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission (SEC). Even after we are no longer an emerging growth company, we may be a smaller reporting company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2023:

The Notice of 2023 Annual Meeting of Stockholders, this proxy statement, and our Annual Report are available for viewing, printing, and downloading free of charge at www.proxydocs.com/SANA.

A copy of our Annual Report, as filed with the SEC, excluding exhibits, will be furnished free of charge to any stockholder upon written request to Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102, Attention: Corporate Secretary. This proxy statement and our Annual Report are also available on the SEC’s website free of charge at www.sec.gov.

SANA BIOTECHNOLOGY, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2023

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide our stockholders with access to our proxy materials (Proxy Materials) via the Internet. Accordingly, on or about April 28, 2023, we began mailing to stockholders a Notice of Internet Availability of Proxy Materials (the Notice). Our Proxy Materials were mailed or made available to stockholders via the Internet on or about the same date. Our Proxy Materials include the Notice of 2023 Annual Meeting of Stockholders, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (Annual Report), and, if you are receiving a printed copy of the Proxy Materials, the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank, or other agent), a voter instruction form.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC), for most stockholders, we are providing access to our Proxy Materials via the Internet rather than printing and mailing our Proxy Materials. We believe following this process will expedite stockholders’ receipt of such Proxy Materials and lower the costs and reduce the environmental impact of providing our Proxy Materials to stockholders. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 28, 2023. The Notice provides instructions on how stockholders may access and view our Proxy Materials or, alternatively, how stockholders may request to receive a printed copy of our Proxy Materials, including a proxy card or voter instruction form, as applicable. The Notice also provides instructions on how to vote your shares, including how to access the website referred to in the Notice for purposes of voting your shares. In addition, stockholders of record may request to receive our Proxy Materials in printed form by mail or electronically by email on an ongoing basis for future stockholder meetings. Please note that, while our Notice of 2023 Annual Meeting of Stockholders, this proxy statement, and our Annual Report are available at the website referenced in the Notice and on our corporate website, no information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Where and when is the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m., Pacific Time, on June 8, 2023. To facilitate stockholder attendance and participation and to provide a consistent experience for all stockholders, regardless of location, the Annual Meeting will be a virtual meeting conducted via live audio webcast. You will not be able to attend the Annual Meeting physically. To be admitted to and participate in the Annual Meeting, you must register by 2:00 p.m., Pacific Time, on June 7, 2023 at www.proxydocs.com/SANA. As part of the registration process, you will be required to enter the control number included in the Notice or, if you are receiving a printed copy of our Proxy Materials, on your proxy card or voter instruction form, as applicable. If you timely complete your registration, you will receive via email prior to the start of the Annual Meeting further instructions and a unique link that will allow you access to the Annual Meeting. To ensure you are able to attend the Annual Meeting, please be sure to follow the registration instructions found in the Notice and subsequent instructions that will be delivered to you via email following registration.

You will have the ability to submit questions for the Annual Meeting during the registration process, and you may submit additional questions by modifying your registration information following registration. You may also submit questions during the Annual Meeting through the Annual Meeting virtual platform. The Annual Meeting agenda and rules of conduct will be available for viewing on the Annual Meeting virtual platform. Subject to the rules of conduct, we will provide answers to questions relating to matters properly brought before the Annual Meeting during the Annual Meeting.

Technical assistance will be available one hour prior to and during the Annual Meeting. Information related to technical assistance will be provided to you in the email with the login instructions for the Annual Meeting. If a technical issue occurs prior to or during the Annual Meeting, we may elect to adjourn the Annual Meeting by announcing the time, date, and location (including the method of access and communication) of the adjourned meeting at the Annual Meeting or by displaying such information on the Annual Meeting virtual platform.

You will be able to log in to the Annual Meeting 15 minutes prior to the start of the Annual Meeting. We recommend that you log in early to ensure you are logged in when the Annual Meeting starts. You will be able to vote during the Annual Meeting, as further described in the section below titled “How do I vote?”

Who is soliciting my vote?

Our Board of Directors (Board) is soliciting your vote for the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record as of the close of business on the record date of April 10, 2023 (Record Date) will be entitled to vote at the Annual Meeting. On this date, there were 191,414,577 shares of common stock issued and outstanding and entitled to vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting of stockholders. A quorum will be present if stockholders holding at least a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present at the Annual Meeting in person (via the Internet) or represented by proxy.

We will count your shares toward the quorum only if you submit a valid proxy card or voter instruction form, as applicable, vote via the Internet or over the telephone prior to the Annual Meeting, or attend the Annual Meeting. We will count abstentions and broker non-votes toward the quorum requirement. If there is no quorum, the chair of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person (via the Internet) or represented by proxy may adjourn the Annual Meeting to another time or date.

What am I voting on and how many votes are needed to approve or take action with respect to each proposal?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person (via the Internet) or represented by proxy and entitled to vote on the election of directors. “Plurality” means that the individuals who receive the largest number of “For” votes cast are elected as directors, up to the maximum number of directors to be elected at the Annual Meeting. Accordingly, the three nominees receiving the most “For” votes will be elected as directors. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal. You may not vote your shares cumulatively for the election of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Ernst & Young LLP (EY) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 will require “For” votes from a majority of the votes cast at the Annual Meeting by the holders of shares present in person (via the Internet) or represented by proxy and entitled to vote on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal.

If there are insufficient votes to elect three directors pursuant to Proposal 1 or to ratify Proposal 2, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of such election or ratification. If the Annual Meeting is adjourned or postponed for any reason, at any subsequent reconvening of the Annual Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting, unless you revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

How do I vote?

For Proposal 1, you may either vote “For” any or all of the nominees to our Board, or you may “Withhold” your vote for any nominee you specify. For Proposal 2, you may vote “For” or “Against” ratifying the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2023, or you may abstain from voting.

The procedures for voting differ depending on whether you hold your shares as a stockholder of record or as a beneficial owner of shares held in “street name.” The procedures for voting in each of these cases are described below.

Stockholder of Record: Shares Registered in Your Name

If as of the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in any of the following ways:

•

To vote via the Internet prior to the Annual Meeting, go to www.proxypush.com/SANA. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the printed proxy card. Your vote must be received by 8:59 p.m., Pacific Time, on June 7, 2023 to be counted.

•

To vote by telephone prior to the Annual Meeting, dial toll-free 866-648-8136 using a touch-tone phone and follow the recorded instructions. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the printed proxy card. Your vote must be received by 8:59 p.m., Pacific Time, on June 7, 2023 to be counted.

•

To vote by mail using the printed proxy card delivered to you if you are receiving a printed copy of our Proxy Materials, complete, sign, and date the printed proxy card and promptly return it in the envelope provided. If we receive your signed proxy card by 2:00 p.m., Pacific Time, on June 7, 2023, the designated proxy holders will vote your shares as you direct.

•

To vote during the Annual Meeting, register to attend the Annual Meeting as described above and submit your vote via the Internet or by telephone, as described above, at any time prior to the closing of the polls during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or, if you are receiving a printed copy of our Proxy Materials, by mail, as instructed above, to ensure your vote is counted. You may still attend and vote during the Annual Meeting even if you have already voted prior to the Annual Meeting.

If you are receiving a printed copy of our Proxy Materials, and you sign the enclosed proxy card but do not make specific choices, the persons named in your proxy will vote your shares “For” all nominees in Proposal 1 and “For” Proposal 2, as set forth above and in the Notice of 2023 Annual Meeting of Stockholders. If any other matter is presented, the persons named in the proxy will vote as recommended by our Board or, if our Board does not make a recommendation, in their own discretion based on the company’s and our stockholders’ best interests. As of the date of this proxy statement, we know of no matters that may be presented at the Annual Meeting other than those listed in the Notice of 2023 Annual Meeting of Stockholders.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If as of the Record Date your shares were not held in your name, but rather in an account at a broker, bank, or other agent, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you will receive voting instructions from the broker, bank, or other agent that holds your shares. Please follow these instructions in order to vote your shares.

Generally, as a beneficial owner, you will have the ability to vote in the following ways:

•

If your broker, bank, or other agent permits you to vote via the Internet prior to the Annual Meeting, follow the instructions provided by your broker, bank, or other agent to access the website for voting your shares. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the voter instruction form. Your vote must be received by the date and time indicated by such broker, bank, or other agent to be counted.

•

If your broker, bank, or other agent permits you to vote by telephone prior to the Annual Meeting, dial the telephone number and follow the instructions provided by your broker, bank, or other agent in order to vote your shares telephonically. You will be asked to provide your control number from the Notice or, if you are receiving a printed copy of our Proxy Materials, from the voter instruction form. Your vote must be received by the date and time indicated by such broker, bank, or other agent to be counted.

•

To vote by mail using the voter instruction form delivered to you if you are receiving a printed copy of our Proxy Materials, complete, sign, and date the voter instruction form and promptly return it in the envelope provided. Your voter instruction form must be received by the date and time set forth on the voter instruction form to be counted.

•

To vote during the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent giving you the right to vote your shares during the Annual Meeting. Contact your broker, bank, or other agent to request a legal proxy. In order to be able to vote during the Annual Meeting, you must submit a valid legal proxy via email to DSMsupport@mediantonline.com with the subject line “Legal Proxy” by 2:00 p.m., Pacific Time, on June 7, 2023, and must also register to attend the Annual Meeting, as described above. If you have a valid legal proxy, you may submit your vote via the Internet or by telephone, as instructed by your broker, bank, or other agent, at any time prior to the closing of the polls during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or, if you are receiving a printed copy of our Proxy Materials, by mail, as instructed above, to ensure your vote is counted. You may still attend and vote during the Annual Meeting even if you have already voted.

If you are receiving a printed copy of our Proxy Materials, and you sign and submit the enclosed voter instruction form but do not make specific choices, the organization holding your account will be able to vote your shares in its discretion for Proposal 2, but not for Proposal 1. For additional information, see the section below titled “What are broker non-votes?”

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by:

(1)	entering a new vote via the Internet or by telephone by 8:59 p.m., Pacific Time, on June 7, 2023, or submitting a signed proxy card by mail that we receive by 2:00 p.m., Pacific Time, on June 7, 2023;

(2)	attending and voting during the Annual Meeting, as described above; or

(3)

submitting to our Corporate Secretary in writing either a written instrument revoking your proxy or a duly executed proxy card bearing a later date. To be valid, any written revocation or subsequent proxy card must be hand delivered to our Corporate Secretary or sent to our principal executive offices at Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102, Attention: Corporate Secretary, and must be received by our Corporate Secretary by 2:00 p.m., Pacific Time, on June 7, 2023.

If you are a beneficial owner of your shares, you may revoke your proxy by:

(1)	entering a new vote via the Internet or by telephone before the applicable deadline, or submitting a signed voter instruction form by mail by the date set forth on such voter instruction form;

(2)	attending and voting during the Annual Meeting, as described above; or

(3)	obtaining appropriate documentation from your broker, bank, or other agent to revoke your proxy. Please follow the instructions provided by such party in such a case.

Please note that your personal attendance at the Annual Meeting, in and of itself, will not revoke your proxy. Your last vote, whether cast prior to or during the Annual Meeting, is the vote that we will count.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in street name submits a signed voter instruction form, but does not give instructions to the broker, bank, or other agent holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, or other agent holding the shares. If the beneficial owner submits a signed voter instruction form, but does not provide voting instructions, the broker, bank, or other agent may vote the shares with respect to matters that are considered to be “routine,” but may not vote the shares with respect to “non-routine” matters. If a beneficial owner of shares held in street name does not submit a voter instruction form or otherwise vote by one of the methods described above, then the broker, bank, or other agent holding such beneficial owner’s shares may vote the shares in its discretion to the extent permitted by The Nasdaq Marketplace Rules (the Nasdaq Listing Rules). Proposal 1 is considered “non-routine” and Proposal 2 is considered “routine” under the Nasdaq Listing Rules.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

What does it mean if I receive more than one Notice, proxy card, or voter instruction form?

You may receive more than one Notice, or if you are receiving a paper copy of our Proxy Materials, more than one proxy card or voter instruction form, as applicable, if your shares are registered in more than one name or are registered in different accounts. To ensure that all your shares are voted, please make sure to vote all shares covered by each such Notice, proxy card, or voter instruction form.

How does the Board recommend that I vote my shares?

Our Board’s recommendations are set forth together with the description of each proposal in this proxy statement. Our Board recommends a vote:

•	“For” the election of each of the three nominees to our Board; and

•	“For” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Unless you give other instructions when you submit your vote, including via the Internet, by telephone, or on your proxy card or voter instruction form, as applicable, your shares will be voted in accordance with the recommendations of our Board. With respect to any other matter that properly comes before the Annual Meeting, the designated proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion based on the company’s and our stockholders’ best interests. As of the date of this proxy statement, we know of no matters that may be presented at the Annual Meeting other than those listed in the Notice of 2023 Annual Meeting of Stockholders.

Who will bear the expense of soliciting proxies?

We will bear the cost of solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice and our Proxy Materials, as well as any additional information furnished to stockholders, and returning and tabulating the proxies. Copies of solicitation materials will be furnished to brokers, banks, and other agents that hold in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for the cost of forwarding solicitation materials to such beneficial owners. In addition to our solicitation of proxies by mail, our directors, officers, or other employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay any additional compensation to our directors, officers, or other employees for such services.

How can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at our Annual Meeting. We will publish final voting results in a current report on Form 8-K that we expect to file with the SEC no later than June 14, 2023. If final voting results are not available by June 14, 2023, we will disclose the preliminary results in such current report on Form 8-K and, within four business days after the final voting results are known to us, file an amended current report on Form 8-K to disclose the final voting results.

When are stockholder proposals due for the 2024 Annual Meeting of Stockholders?

If you wish to submit proposals for inclusion in our proxy statement for the 2024 annual meeting of stockholders (the 2024 Annual Meeting), we must receive them at our offices on or before December 30, 2023. Nothing in this paragraph shall require us to include in our proxy statement or any other proxy materials for the 2024 Annual Meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

If you wish to nominate a director or submit a proposal for presentation at the 2024 Annual Meeting without including such proposal in next year’s proxy statement, you must be a stockholder of record and provide timely notice in writing to our Corporate Secretary at c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting, which is between February 9, 2024 and March 10, 2024; provided, however, that in the event the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the 2024 Annual Meeting. Your written notice must contain specific information required by Rule 14a-19(b) under the Exchange Act and otherwise comply with Section 2.5 of our amended and restated bylaws (our bylaws). For additional information about our director nomination requirements, please see our bylaws.

How can I get additional information about the company?

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. We maintain a website at www.sana.com and the SEC maintains a website at www.sec.gov where you can access these reports, proxy statements, and other information regarding our company. Information contained on our or the SEC website is not part of our proxy soliciting materials.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board currently comprises ten directors. Our amended and restated certificate of incorporation (our certificate of incorporation) provides for a classified Board consisting of three classes of directors. Class II currently consists of three directors, each of whom has been nominated and is standing for re-election at the Annual Meeting. Classes I and III currently consist of four directors and three directors, respectively. Each class serves a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting following their election. Vacancies on our Board may be filled only by an affirmative vote of a majority of the directors then in office. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, serves for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board has nominated the three individuals listed in the table below for election as Class II directors at the Annual Meeting. If our stockholders elect the nominees listed below, they will hold office until the annual meeting of stockholders in 2026 or until their respective successors have been duly elected and qualified. All nominees are currently serving on our Board and have consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for any nominees other than those named below.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by our Board. If for any reason any of these nominees proves unable or unwilling to stand for election or ceases to qualify to serve as a director, our Board will nominate an alternate or reduce the size of our Board to eliminate any resulting vacancies. Our Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

We seek directors with a broad range of qualifications, skills, and experience that would enhance Board effectiveness and strengthen our Board’s ability to carry out its oversight role on behalf of stockholders. Though we do not have a specific policy with respect to Board diversity, we consider diversity as one of many relevant factors when evaluating potential directors. As further described below, we consider diversity broadly when evaluating potential directors and may also consider factors such as a candidate’s relevant academic expertise and business or career experience, including experience in corporate management or as a board member or executive officer of another publicly traded company, to be relevant. In addition, we seek directors who have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature, independent business judgments.

Information About Our Nominees For Election

Set forth below are the names, ages, and lengths of service of our nominees for election to our Board.

Nominees	Age(1)	Term Expires	Position(s) Held	Director Since
Hans E. Bishop	59	2023	Chairman of the Board	2018
Robert Nelsen	59	2023	Director	2018
Alise S. Reicin, M.D.	62	2023	Director	2020

(1)	Ages as of April 28, 2023.

Biographical information for each nominee for election to our Board, including each such individual’s principal occupation, business experience, and education, and an explanation of the qualifications, skills, and experience that we believe are relevant to such individual’s service on our Board, is set forth below.

Hans E. Bishop has served as Chairman and a member of our Board since October 2018. Mr. Bishop has more than 30 years of experience in the biotechnology industry. Mr. Bishop is a founder and has served as President and co-chair of the board of directors of Altos Labs, Inc. (Altos Labs), a private biotechnology company, since January 2022. Prior to Altos Labs, Mr. Bishop served as the Chief Executive Officer of GRAIL, Inc., a healthcare company, from June 2019 to October 2021, following its acquisition by Illumina, Inc. (Illumina). Mr. Bishop founded Juno Therapeutics, Inc. (Juno), a biopharmaceutical company focused on developing cancer immunotherapies, in July 2013 and served as Juno’s President and Chief Executive Officer until its acquisition by Celgene Corporation (Celgene), a public biopharmaceutical company (later acquired by Bristol-Myers Squibb Company (BMS)), in March 2018. Prior to Juno, Mr. Bishop served as Executive in Residence at Warburg Pincus, a multinational private equity firm. Earlier in his career, Mr. Bishop served as Executive Vice President and Chief Operating Officer of Dendreon Corporation (Dendreon), which was a public biopharmaceutical company developing cancer immunotherapies during his tenure. Prior to Dendreon, Mr. Bishop served as President of Specialty Medicine at Bayer Healthcare, a multinational pharmaceutical and life sciences company, and before that served as Senior Vice President of Global Commercial Operations at Chiron Corporation, which was a multinational biotechnology company, where he was also Vice President and General Manager of European Biopharmaceuticals. He currently serves on the boards of directors of Agilent Technologies, Inc., a public instrumentation manufacturing company, and Lyell Immunopharma, Inc. (Lyell Immunopharma), a public cellular therapy company. Mr. Bishop previously served on the boards of directors of Celgene and JW (Cayman) Therapeutics Co. Ltd (JW Therapeutics), a public cell therapy company in China. Mr. Bishop received his B.A. in Chemistry from Brunel University in London. We believe Mr. Bishop is qualified to serve on our Board because of his extensive management experience within the pharmaceutical and biotechnology industries and his academic experience.

Robert Nelsen has served as a member of our Board since October 2018. Mr. Nelsen is a co-founder and has served as Managing Director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies, since 1994, and has played a significant role in the early sourcing, financing, and development of more than 30 biopharmaceutical companies. Mr. Nelsen currently serves on the boards of directors of several public biotechnology, biopharmaceutical, and healthcare companies, including Brii Biosciences Limited, Hua Medicine, where he serves as Chairman, Lyell Immunopharma, Prime Medicine, Inc., and Vir Biotechnology, Inc. Mr. Nelsen previously served on the boards of directors of several public biotechnology and biopharmaceutical companies, including Adolor Corporation, Agios Pharmaceuticals, Inc., Beam Therapeutics Inc. (Beam), Bellerophon Therapeutics, Inc., Denali Therapeutics Inc. (Denali), Fate Therapeutics, Inc., Gossamer Bio, Inc. (Gossamer Bio), Illumina, Juno, Karuna Therapeutics, Inc., KYTHERA Biopharmaceuticals, Inc., NeurogesX, Inc., Revolution Healthcare Acquisition Corp., Sage Therapeutics, Inc., Sienna Biopharmaceuticals, Inc., Syros Pharmaceuticals, Inc., and Unity Biotechnology, Inc. He also previously served as a Trustee of the Fred Hutchinson Cancer Center and the Institute for Systems Biology, and as a director of the National Venture Capital Association. Mr. Nelsen received his M.B.A. from the University of Chicago Booth School of Business and his B.S. in Economics and Biology from the University of Puget Sound. We believe Mr. Nelsen is qualified to serve on our Board because of his venture capital and industry experience, his extensive experience serving on boards of directors of public biotechnology companies, and his significant academic experience.

Alise S. Reicin, M.D. has served as a member of our Board since December 2020. Dr. Reicin has served as Chief Executive Officer and President of Tectonic Therapeutic, Inc. (Tectonic), a privately held biotechnology company, since August 2020. Prior to Tectonic, she served as President, Global Clinical Development at Celgene from November 2018 to December 2019. Prior to Celgene, she served as Head of Global Clinical Development at EMD Serono Inc. (EMD Serono), a privately held pharmaceutical company, from May 2015 to October 2018. Prior to EMD Serono, Dr. Reicin served as Vice President, Program and Pipeline Leadership, Oncology at Merck & Co., Inc. (Merck), a public pharmaceutical company. Prior to Merck, she was a faculty member at Columbia Medical School and a physician and researcher at Columbia Presbyterian Hospital. Dr. Reicin serves on the board of directors of Homology Medicines, Inc., a public biopharmaceutical company. Dr. Reicin received her M.D. from Harvard Medical School and her B.A. in Biochemistry from Barnard College of Columbia

University. We believe Dr. Reicin is qualified to serve on our Board because of her extensive clinical expertise and leadership experience at biopharmaceutical companies.

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person (via the Internet) or represented by proxy and entitled to vote on the election of directors. The three nominees receiving the most “For” votes will be elected as directors. “Withhold” votes and broker non-votes are not considered for the foregoing purpose and will not have any effect on the outcome of this proposal. You may not vote your shares cumulatively for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board.

Our Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

Information About Our Board of Directors

Our nominees for election as directors at our Annual Meeting are all currently serving as members of our Board. Information about each such nominee is set forth in the section above titled “Information About Our Nominees for Election” and is incorporated into this section by reference.

Set forth below are the names, ages, and lengths of service of the remaining members of our Board whose terms continue beyond the Annual Meeting.

Continuing Directors	Age(1)	Term Expires	Position(s) Held	Director Since
Joshua H. Bilenker, M.D.	51	2024	Director	2020
Richard Mulligan, Ph.D.	68	2024	Vice-Chairman and Head of SanaX	2018
Mary Agnes (Maggie) Wilderotter	68	2024	Director	2020
Douglas Cole, M.D.	62	2025	Director	2020
Steven D. Harr, M.D.	52	2025	President, Chief Executive Officer, and Director	2018
Michelle Seitz, CFA	57	2025	Director	2020
Patrick Y. Yang, Ph.D.	75	2025	Director	2018

(1)	Ages as of April 28, 2023.

Biographical information for each continuing director, including each such individual’s principal occupation, business experience, and education, and an explanation of the qualifications, skills, and experience that we believe are relevant to such individual’s service on our Board, is set forth below.

Joshua H. Bilenker, M.D. has served as a member of our Board since November 2020. Dr. Bilenker is a co-founder of Treeline Biosciences, Inc. (Treeline) and has served as its Chief Executive Officer since April 2021. Prior to Treeline, he served as Chief Executive Officer of Loxo Oncology at Lilly, a research and development group of Eli Lilly and Company (Eli Lilly), from December 2019 to January 2021, and served as founding Chief Executive Officer of Loxo Oncology, Inc. (Loxo), which was a public biopharmaceutical company, from July 2014 until its acquisition by Eli Lilly in February 2019. Dr. Bilenker joined Aisling Capital LLC in April 2006 and served there in various capacities, including as an Operating Partner from November 2013 to December 2019. Previously, Dr. Bilenker served as a medical officer in the Office of Oncology Drug

Products at the United States Food and Drug Administration from August 2004 to April 2006. Dr. Bilenker serves on the board of directors of Gossamer Bio, a public biopharmaceutical company, and previously served on the boards of directors of several public companies, including Loxo, ViewRay, Inc., a public medical technology and device company, T2 Biosystems, Inc., a public medical diagnostics company, and Roka Bioscience, Inc., a molecular diagnostics company that was public at the time Dr. Bilenker served on its board of directors. Dr. Bilenker also formerly served on the board of directors of the National Comprehensive Cancer Network Foundation and BioEnterprise. Dr. Bilenker trained at the University of Pennsylvania in internal medicine and medical oncology and earned board certification in these specialties. Dr. Bilenker received his M.D. from the Johns Hopkins School of Medicine and his A.B. in English from Princeton University. We believe Dr. Bilenker is qualified to serve on our Board because of his extensive experience and service as a director or officer of, and as an investor in, public biopharmaceutical and life sciences companies.

Richard Mulligan, Ph.D. has served as a member of our Board since November 2018 and as Vice-Chairman and Head of SanaX since April 2020. Dr. Mulligan served as a consultant to Sana from November 2018 until joining Sana as an employee and Head of SanaX, which is a distinct research arm of our organization, in April 2020. Dr. Mulligan is currently the Mallinckrodt Professor of Genetics, Emeritus, at Harvard Medical School (Harvard), and has served as Visiting Scientist at the Koch Institute for Integrative Cancer Research at the Massachusetts Institute of Technology (MIT) from March 2017 to February 2021. From March 2017 to October 2018, Dr. Mulligan served as Portfolio Manager at Icahn Capital LP, an investment management firm, and from May 2013 to December 2016, he served as Founding Partner and Senior Managing Director of Sarissa Capital Management LP, a registered investment advisor. From 1996 to 2013, Dr. Mulligan served as the Mallinckrodt Professor of Genetics at Harvard and Director of the Harvard Gene Therapy Initiative. Prior to that, he served as Professor of Molecular Biology at MIT and a member of the Whitehead Institute for Biomedical Research. Dr. Mulligan currently serves on the boards of directors of Biogen Inc. (Biogen), a public biotechnology company, and Bausch Health Companies Inc., a public pharmaceutical company. Dr. Mulligan’s honors include the MacArthur Foundation Genius Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize. Dr. Mulligan received his Ph.D. in Biochemistry from the Stanford University School of Medicine and his B.S. from MIT. We believe Dr. Mulligan is qualified to serve on our Board because of his extensive experience in the biotechnology and life sciences industries and his significant academic experience.

Mary Agnes (Maggie) Wilderotter has served as a member of our Board since May 2020. Ms. Wilderotter has served as the Chief Executive Officer and Chair of the Grand Reserve Inn, a privately held luxury resort and vineyard, since August 2016. Ms. Wilderotter served as the interim Chief Executive Officer of DocuSign, Inc. (DocuSign), a public digital transaction management services company, from June 2022 to September 2022. From November 2004 to April 2016, Ms. Wilderotter served in a number of roles at Frontier Communications Corporation, a public telecommunications company, including as Executive Chair of the board of directors from April 2015 to April 2016, Chair and Chief Executive Officer from January 2006 to April 2015, and President, Chief Executive Officer, and director from 2004 to 2006. Ms. Wilderotter currently serves on the boards of directors of Lyft, Inc., a public multinational ridesharing company, Costco Wholesale Corporation, a public wholesale retailer, and DocuSign, where she serves as Chairman of the board of directors. In addition, Ms. Wilderotter served on the President’s Commission on Enhancing National Cybersecurity from 2016 to 2017. Ms. Wilderotter previously served on the boards of directors of a number of public companies across industries, including Hewlett Packard Enterprise Company, a public enterprise information technology company, Cadence Design Systems, Inc., an electronic design automation software and engineering services company, Xerox Corporation, a document management technology solutions company, DreamWorks Animation SKG, Inc., an entertainment company, The Procter & Gamble Company (Procter & Gamble), a consumer goods company, and Juno until its acquisition by Celgene. In addition, Ms. Wilderotter previously served on the President’s National Security Telecommunications Advisory Committee from October 2010 through October 2016, including as Vice Chairman from October 2010 to October 2012 and as Chairman from November 2012 to November 2014. Ms. Wilderotter received her B.A. in Economics from the College of the Holy Cross, as well as an Honorary Doctor of Engineering degree from the Stevens Institute of Technology and an Honorary Doctor of Laws degree from the University of Rochester. We believe Ms. Wilderotter is qualified to serve on our Board because of her extensive leadership experience in technology, her expertise in cybersecurity matters, and her service as a director of various public companies.

Douglas Cole, M.D. has served as a member of our Board since April 2020. Dr. Cole joined Flagship Pioneering, which conceives, creates, resources, and develops first-in-category bioplatform companies, in 2001, and is currently a Managing Partner focused on life science investments. Dr. Cole currently serves on the boards of directors of Denali, Foghorn Therapeutics Inc., and Sigilon Therapeutics, Inc., each of which is a public biotechnology company, and on the boards of directors of a number of private companies. In the past five years, Dr. Cole also served on the board of directors of Quanterix Corporation, a public life sciences company. Dr. Cole received his M.D. from the University of Pennsylvania School of Medicine and his A.B. in English from Dartmouth College. We believe Dr. Cole is qualified to serve on our Board because of his substantial experience as an investor in emerging biopharmaceutical and life sciences companies as well as his experience serving on the boards of directors of multiple public and private biopharmaceutical companies.

Steven D. Harr, M.D. is a co-founder of Sana and has served as our President and Chief Executive Officer since September 2018 and as a member of our Board since October 2018. Prior to Sana, Dr. Harr served as Chief Financial Officer and Head of Corporate Development at Juno from April 2014 until its acquisition by Celgene in March 2018. At Juno, Dr. Harr was responsible for the overall financial and operational strategy of the company. Prior to Juno, Dr. Harr was Managing Director and Head of Biotechnology Investment Banking at Morgan Stanley, a public multinational investment bank and financial services company, from May 2010 until April 2014, and prior to his investment banking role was the Lead Biotech Research Analyst and Co-head of Global Healthcare Research at Morgan Stanley. Dr. Harr previously served as a member of the boards of directors of Loxo, which was a public biopharmaceutical company during Dr. Harr’s service as a director, until its acquisition by Eli Lilly, and JW Therapeutics, which he co-founded. Dr. Harr was a resident in internal medicine at the University of California, San Francisco. Dr. Harr received his M.D. from the Johns Hopkins University School of Medicine and his B.A. in Economics from the College of the Holy Cross. We believe Dr. Harr is qualified to serve on our Board because of his extensive management and leadership experience with biopharmaceutical and life sciences companies.

Michelle Seitz, CFA has served as a member of our Board since November 2020. Ms. Seitz founded MeydenVest Partners, a private investment and strategic advisory firm, and has served as its Chief Executive Officer since September 2022. Ms. Seitz served at Russell Investments, a privately held global investment solutions provider, as Chief Executive Officer from September 2017 to October 2022, and as Chairman of the Board from January 2018 to September 2022. Prior to Russell Investments, Ms. Seitz held various positions at William Blair, a global investment banking and wealth management firm, from February 1996 to August 2017, most recently serving as the Chief Executive Officer of William Blair Investment Management, Chair and President of William Blair Funds, and as a member of the board of directors from June 2001 to August 2017. Ms. Seitz currently serves on the board of directors of the Washington Roundtable, on the Dean’s Council at the Indiana University Kelley School of Business, and as Co-Chair of Challenge Seattle, an alliance of chief executive officers of multinational companies within the Seattle region. Ms. Seitz previously served as a director of the Financial Accounting Foundation, which provides oversight of Financial Accounting Standards Board (FASB) and Governmental Accounting Standards Board. Ms. Seitz received her B.S. in Accounting from the Indiana University Kelley School of Business and her Chartered Financial Analyst designation. We believe Ms. Seitz is qualified to serve on our Board because of her extensive finance and industry experience and her experience serving on various boards of directors.

Patrick Y. Yang, Ph.D. has served as a member of our Board since October 2018. Dr. Yang is a co-founder and Executive Vice Chairman of National Resilience, Inc., a privately held biomanufacturing technology company. Dr. Yang served as Executive Vice President and Special Advisor of Juno from September 2017 to January 2019. Since 2013, Dr. Yang has served as a biotechnology and biopharmaceutical industry consultant. From January 2010 to March 2013, Dr. Yang served as Executive Vice President and Global Head of Technical Operations for F. Hoffmann-La Roche Ltd. (Roche), a healthcare company, where he was responsible for the company’s pharmaceutical process development, engineering, quality, technical regulatory, supply chain, and manufacturing plants. Before joining Roche, Dr. Yang served in roles of increasing responsibility at each of Genentech, Inc. (Genentech), a biotechnology company, Merck, General Electric Company (General Electric), a public industrial company, and Life Systems, Inc., a life science research and development company, during which time he developed significant experience with pharmaceuticals and biotechnology manufacturing, engineering, technology, and supply chain management. Dr. Yang serves on the boards of directors of Codexis, Inc., a public biotechnology company, PharmaEssentia Corp., a public biopharmaceutical company in Taiwan, and Polaris Group, a public biotechnology company in Taiwan. Dr. Yang previously served on the boards of directors of Amyris, Inc., a public biotechnology company, and Andeavor, Inc. (formerly Tesoro Corporation), a public independent petroleum refining and marketing company. Dr. Yang received his Ph.D. in Engineering from the Ohio State University, his M.Sc. in Electrical Engineering from the University of Cincinnati, and his B.S. in Engineering from the National Chiaotung University in Taiwan. We believe Dr. Yang is qualified to serve on our Board because of his extensive background and expertise in the biotechnology industry and his previous and current experience serving on various public company boards of directors.

Information About Our Executive Officers Who Are Not Directors

The following table sets forth certain information about our executive officers who are not also directors.

Executive Officers	Age(1)	Position(s) Held
Bernard J. Cassidy(2)	68	Executive Vice President, General Counsel, and Corporate Secretary
Nathan Hardy	47	Executive Vice President, Chief Financial Officer
Christian Hordo	40	Executive Vice President, Chief Business Officer
Douglas E. Williams, Ph.D.(3)	65	Executive Vice President and President, Research & Development

(1)	Ages as of April 28, 2023.
(2)	Mr. Cassidy commenced his employment as our Executive Vice President, General Counsel, and Corporate Secretary effective September 12, 2022.
(3)	Dr. Williams commenced his employment as our Executive Vice President and President, Research & Development effective April 10, 2023.

The principal occupation, business experience, and education of each executive officer who is not also a director are set forth below.

Bernard J. Cassidy has served as our Executive Vice President, General Counsel, and Corporate Secretary since September 2022. Prior to Sana, Mr. Cassidy served as General Counsel at Juno from January 2014 until its acquisition by Celgene in March 2018, after which he advised the United States Patent and Trademark Office as a member of the Patent Public Advisory Committee from December 2018 to December 2021, taught Biomedical Law & Policy at the Seattle University School of Law from January 2019 to June 2019, and studied at Harvard Law School as a Visiting Researcher from December 2019 to June 2020. Prior to Juno, Mr. Cassidy served as General Counsel at Tessera Technologies Inc., where he was also President of Tessera Intellectual Property Corporation (now subsidiaries of Xperi Corporation), which are semiconductor technology companies, and at Tumbleweed Communications Corp. (later acquired by Axway Inc.), a secure internet communication solutions company. Earlier, Mr. Cassidy practiced law at both Skadden, Arps, Slate, Meagher & Flom LLP and Wilson Sonsini Goodrich & Rosati PC, prior to which he served as a law clerk to Judge John T. Noonan, Jr. of the United States Court of Appeals for the Ninth Circuit. Mr. Cassidy received his J.D. from Harvard Law School, where he was an editor of the Harvard Law Review and a research assistant to Professor Arthur R. Miller, his M.A. in Philosophy from the University of Toronto, and his B.A. in Philosophy from the Jesuit House of Studies at Loyola University New Orleans.

Nathan Hardy is a co-founder of Sana and has served as our Executive Vice President, Chief Financial Officer since February 2021, and previously served as our Senior Vice President, Chief Financial Officer from

September 2018 to February 2021. Prior to Sana, Mr. Hardy served as the Vice President of Finance at Juno from August 2017 to June 2018, where he led the Business, Financial Planning, and Treasury organizations. Prior to Juno, Mr. Hardy worked at Amgen Inc. (Amgen), a public biopharmaceutical company, from February 2007 to August 2017, where he served in a variety of senior finance and operations leadership positions, culminating as the Executive Director and Head of Corporate Finance. At Amgen, Mr. Hardy helped drive large-scale business transformation and was part of various acquisitions and divestitures. At both Juno and Amgen, Mr. Hardy led resource allocation activities across the organizations. Prior to Amgen, Mr. Hardy held various finance positions at General Electric and Sprint Corporation, which was a public telecommunications company during Mr. Hardy’s tenure. Mr. Hardy received his M.B.A. from the University of Notre Dame and his B.S. in Finance from the University of Utah.

Christian Hordo has served as our Executive Vice President, Chief Business Officer since February 2021, and previously served as our Senior Vice President, Chief Business Officer from October 2018 to February 2021. Prior to Sana, Mr. Hordo served at Juno as Vice President, Myeloma Program Lead from January 2017 to October 2018 and as Vice President, Head of Business Development from March 2015 to April 2018. At Juno, Mr. Hordo built a team and led negotiations on multiple successfully executed transactions, including a broad strategic collaboration with Celgene. Prior to Juno, Mr. Hordo served in various roles at Genentech, most recently as Project Team Leader from December 2013 to February 2015. Mr. Hordo received his M.B.A. from Harvard Business School, graduating with high distinction as a Baker Scholar, his M.Sc. in Medical Genetics and Microbiology from the University of Toronto, and his B.Sc. in Psychology from McGill University.

Douglas E. Williams, Ph.D. has served as our Executive Vice President and President, Research & Development since April 2023. Prior to Sana, Dr. Williams served as President and Chief Executive Officer of Codiak BioSciences, Inc. (Codiak), a public biotechnology company, from August 2015 to April 2023. Dr. Williams previously served as Executive Vice President, Research and Development at Biogen from January 2011 to July 2015. Prior to Biogen, Dr. Williams served as Chief Executive Officer of ZymoGenetics, Inc., a public biotechnology company, until its acquisition by BMS. Dr. Williams previously held various leadership positions within the biotechnology industry, including serving as Chief Scientific Officer and Executive Vice President of Research and Development at Seagen Inc. (formerly Seattle Genetics, Inc.), a public biotechnology company, and Senior Vice President and Washington Site Leader at Amgen. Dr. Williams also served in a series of scientific and senior leadership positions of increasing responsibility at Immunex Corp. (Immunex), a pharmaceutical company, including Executive Vice President and Chief Technology Officer, Senior Vice President of Discovery Research, and Vice President of Research and Development. Prior to Immunex, Dr. Williams served on the faculty of the Indiana University School of Medicine and the Department of Laboratory Medicine at the Roswell Park Memorial Institute in Buffalo, New York. Dr. Williams serves of the boards of directors of Codiak, Panacea Acquisition Corp. II, a special purpose acquisition company taken public by EcoR1 Capital LLC, and AC Immune SA, a public biotechnology company. On March 27, 2023, Codiak filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code. Dr. Williams previously served on the boards of directors Ovid Therapeutics Inc., a public biotechnology company, Ironwood Pharmaceuticals, Inc., a public pharmaceutical company, and Regulus Therapeutics Inc., a public biopharmaceutical company. Dr. Williams received his Ph.D. in Physiology from the State University of New York at Buffalo, Roswell Park Memorial Institute Division, his B.S. in Biological Sciences from the University of Massachusetts Lowell, and his A.A. from Greenfield Community College.

Corporate Governance

Board of Directors

Our Board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, our Board does not involve itself in our day-to-day operations. Our executive officers and management are responsible for the conduct and oversight of our day-to-day operations. Our directors fulfill their duties and responsibilities by preparing for, attending, and actively participating in meetings of our Board and the respective committees of our Board on which they serve, including by reviewing relevant materials provided in advance of each meeting and making themselves available to management in between Board and committee meetings as needed. Our independent directors meet in executive sessions without management or any non-independent directors at least quarterly. The purpose of these executive sessions is to promote open and candid discussion among our independent directors.

During the year ended December 31, 2022, our Board held six meetings, our audit committee held four meetings, our compensation and talent committee (compensation committee) held seven meetings, and our nominating and corporate governance committee held three meetings. Each incumbent director attended at least 75% of the total meetings of (i) our Board held during the period for which he or she has been a director and (ii) the committee(s) on which that particular director served during the period for which he or she has been a member of such committee(s), except that Dr. Bilenker did not attend 75% of the meetings of the nominating and corporate governance committee.

We encourage our directors to attend each annual meeting of stockholders. Four of our then-current directors attended our 2022 annual meeting of stockholders.

Board of Directors Independence

Rule 5605 of the Nasdaq Listing Rules requires that independent directors comprise a majority of a listed company’s board of directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and that compensation committee members also satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2). Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of a listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of such audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (ii) be an affiliated person of the company or any of its subsidiaries. Pursuant to Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company that is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory, or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company, or an affiliate of a subsidiary of the company.

Our Board reviewed the composition of our Board and its committees and the independence of each director that has served on our Board since, or that served on our Board during, 2022. In reviewing the independence of our directors, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our stock by each non-employee director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family and other relationships, including those relationships described under the section of this proxy statement titled “Transactions with Related Persons,” our Board affirmatively determined that all of our current directors, with the exception of Drs. Harr and Mulligan, satisfy the general independence requirements, and that Drs. Harr and Mulligan do not satisfy the general independence requirements, in each case, under the Nasdaq Listing Rules. In making these determinations, our Board found that none of our current directors, other than Drs. Harr and Mulligan, had a material or other disqualifying relationship that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director, and that each director, other than Drs. Harr and Mulligan, is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Dr. Harr, our President and Chief Executive Officer, and Dr. Mulligan, our Vice-Chairman and Head of SanaX, are not independent directors by virtue of their employment with us. Our Board also determined that each member of our audit, compensation, and nominating and corporate governance committees satisfied the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable, during the periods in which they served on such committees.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee.

The following table provides membership and meeting information for the year ended December 31, 2022 for each committee.

Name	Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee
Joshua H. Bilenker, M.D.			X
Hans E. Bishop	X	X*
Douglas Cole, M.D.		X
Alise S. Reicin, M.D.		X
Michelle Seitz, CFA**	X*
Mary Agnes (Maggie) Wilderotter	X		X*
Patrick Y. Yang, Ph.D.			X

Total committee meetings in 2022	4	7	3

*	Current committee chairperson
**	Financial Expert

Below is a description of each committee of our Board.

Audit Committee

Mr. Bishop and Mses. Seitz and Wilderotter serve as members of our audit committee, with Ms. Seitz serving as the chairperson. Our Board has determined that each member of our audit committee is an independent director under the corporate governance standards of the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act. In addition, our Board has determined that under the applicable SEC and Nasdaq Listing Rules, each member of our audit committee is financially literate and that Ms. Seitz qualifies as an “audit committee financial expert.” In making this determination, our Board considered Ms. Seitz’s formal education and the nature and scope of her professional experience, as further described in the section of this proxy statement titled “Information About Our Board of Directors.” This designation does not impose on such directors any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our Board. In addition, Mr. Bishop and Ms. Wilderotter each qualify as an audit committee financial expert under the applicable SEC and Nasdaq Listing Rules.

Our audit committee is directly responsible for, among other things:

•	appointing, retaining, compensating, and overseeing the work of our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their objectivity and independence;

•	reviewing with our independent registered public accounting firm our annual and quarterly financial statements and the scope and results of the firm’s annual audit of our financial statements;

•	overseeing the financial reporting process and reviewing and discussing with management and our independent registered public accounting firm the financial statements that we will file with the SEC;

•	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•

reviewing policies related to risk assessment and risk management and our steps taken to identify, monitor and control exposures to various risks inherent in our business, including financial and cybersecurity risks;

•	reviewing our accounting and financial reporting policies;

•	reviewing, overseeing, approving, or disapproving any related person transactions;

•

reviewing with our management and our independent registered public accounting firm the scope, adequacy, and effectiveness of our disclosure controls and procedures and internal control over financial reporting, including the related certifications to be included in the periodic reports we file with the SEC; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules, which is available in the “Corporate Governance” section of our investor relations website at ir.sana.com/corporate-governance/governance-overview. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Audit Committee Report(1)

The primary purpose of the audit committee is to oversee the company’s financial reporting processes on behalf of the company’s Board of Directors and stockholders. The audit committee’s functions are more fully described in its charter, which is available on the company’s investor relations website at ir.sana.com/corporate-governance/governance-overview. Management has the primary responsibility for preparation of the company’s financial statements and reporting processes, including the company’s systems of internal controls. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and the company’s independent registered public accounting firm, Ernst & Young LLP (EY).

The audit committee has discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. The audit committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence and has discussed with EY its independence. The audit committee has also considered whether EY’s provision of non-audit services to the company is compatible with its independence and concluded that EY is independent from the company and its management.

Based on the foregoing, the audit committee recommended to the Board that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Sana Biotechnology, Inc. Audit Committee

Michelle Seitz, CFA, Chairperson

Hans E. Bishop

Mary Agnes (Maggie) Wilderotter

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not incorporated by reference in any filing we make under either the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee

Mr. Bishop and Drs. Cole and Reicin serve as members of our compensation committee, with Mr. Bishop serving as the chairperson. Our Board has determined that each member of our compensation committee is a non-employee director within the meaning of Rule 16b-3 under the Exchange Act, and each such member is an independent director under the corporate governance standards of the Nasdaq Listing Rules and the independence requirements of Rule 10C-1 under the Exchange Act.

Our compensation committee is responsible for, among other things:

•	reviewing and approving, or making recommendations to our Board regarding, the compensation of executive officers (including our President and Chief Executive Officer);

•	acting as an administrator of our equity plans;

•	reviewing and approving, or making recommendations to our Board with respect to, our incentive compensation and equity plans;

•	reviewing, and making recommendations to our Board regarding, the compensation for our non-employee directors;

•	selecting and approving our annual peer group of companies against which to benchmark our executive compensation programs and to benchmark compensation for non-employee directors;

•	reviewing plans for succession and retention of our executive officers and others in key leadership and scientific positions;

•

overseeing our human capital management, including reviewing our diversity, talent, and culture strategies to include programs and policies applicable to management development, talent acquisition, engagement and retention strategies, and our inclusion, diversity and equity programs, policies, and strategies;

•	reviewing and assessing risks related to our compensation and benefits policies and practices that could have a material adverse effect on us; and

•	establishing and reviewing general policies relating to compensation and benefits for our employees.

In fulfilling its responsibilities, our compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee. To the extent permitted by applicable law and the applicable equity-based plan, the compensation committee may also delegate to one or more of our executive officers the authority to grant, and make determinations and administer such plan with respect to, equity-based awards under such plan to employees and consultants of the company who are not officers (as defined in Rule 16a-1(f) under the Exchange Act) or directors of the company.

Our compensation committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules, which is available in the “Corporate Governance” section of our investor relations website at ir.sana.com/corporate-governance/governance-overview.

Our compensation committee periodically reviews and evaluates the components and effectiveness of our executive compensation program to ensure that it is consistent with our goals and aligned with our executive compensation peer group and the marketplace in which we compete for executive talent. In conducting these reviews and evaluations, our compensation committee utilizes the services of Aon’s Human Capital Solutions practice, a division of Aon plc (Aon), a national executive compensation consulting firm, as an independent compensation consultant to provide advice regarding executive compensation, including with respect to the composition of our peer group, gather peer group and other relevant executive compensation information and trends, and analyze this information.

Pursuant to its charter, our compensation committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation. Our compensation committee utilizes information, including peer data, provided by Aon in evaluating, recommending, and determining compensation levels for our directors and executive officers. Our compensation committee has determined that Aon is independent under the Nasdaq Listing Rules. Our compensation committee also has authority to engage legal counsel and other consultants, accountants, experts, and advisors as it deems appropriate to carry out its responsibilities.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has ever been an officer or employee of the company, including during the fiscal year ended December 31, 2022. None of our executive officers serves, or has served during the last three years, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving as one of our directors or as a member of our compensation committee.

Nominating and Corporate Governance Committee

Drs. Bilenker and Yang and Ms. Wilderotter serve as members of our nominating and corporate governance committee, with Ms. Wilderotter serving as the chairperson. Our Board has determined that each member of our nominating and corporate governance committee is an independent director under the corporate governance standards of the Nasdaq Listing Rules.

Our nominating and corporate governance committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our Board;

•	developing and recommending our corporate governance guidelines and policies;

•	reviewing and recommending changes to the leadership structure of our Board;

•	overseeing periodic self-evaluations of our Board and its committees; and

•	making recommendations to our Board regarding corporate governance matters.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the Nasdaq Listing Rules, which is available in the “Corporate Governance” section of our investor relations website at ir.sana.com/corporate-governance/governance-overview.

It is the policy of our nominating and corporate governance committee to select nominees for director that ensure that our Board possesses a broad range of skills, expertise, and business, industry, and other knowledge and experience that will enhance Board effectiveness and strengthen our Board’s ability to carry out its oversight role on behalf of stockholders. Though we do not have a specific policy with respect to Board diversity, our nominating and corporate governance committee considers diversity as one of many relevant factors in evaluating potential directors. Our nominating and corporate governance committee considers diversity broadly and may consider the following criteria, among others it deems appropriate, when considering candidates for our Board: (i) diversity of personal background, perspective, and experience; (ii) personal and professional integrity, strong ethics, and values; (iii) practical and mature business judgment; (iv) experience in corporate management, such as serving as an officer of a public company; (v) experience as a board member of another public company; (vi) professional and academic experience relevant to our industry; (vii) leadership skills; (viii) experience in finance and accounting and/or executive compensation practices; and (ix) diversity of business or career experience relevant to our success. In addition, our nominating and corporate governance committee will consider whether the nominee has the time required for preparation, participation, and attendance at Board and committee meetings, and whether there are potential conflicts of interest with the nominee’s other personal and professional pursuits.

In the case of any incumbent director whose term of office is set to expire, the nominating and corporate governance committee reviews such director’s overall service to the company during his or her term, including such director’s level of participation, contributions to the Board, and quality of performance, as well as any relationships or transactions that might impair such director’s independence and any other factors that might otherwise affect such director’s ability to carry out his or her responsibilities as a director.

In the case of a new director candidate, the nominating and corporate governance committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq Listing Rules, applicable SEC rules and regulations, and the advice of counsel, if necessary. The nominating and corporate governance committee often uses its network of contacts to compile a list of potential candidates and may also engage a professional search firm to identify and screen additional candidates and coordinate and advise on candidate search and selection efforts. The nominating and corporate governance committee also considers the results of the Board’s most recent self-evaluation to assess and determine the needs of the Board. The nominating and corporate governance committee evaluates the background and qualifications of candidates, conducts interviews of selected candidates, and then selects and recommends nominees to the full Board for review and approval.

In accordance with our bylaws and the charter of our nominating and corporate governance committee, nominations and recommendations of individuals for election to our Board at an annual meeting of stockholders may be made by any stockholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to our Corporate Secretary at our principal executive offices. See the section above titled “General Information” for additional information on the requirements for stockholder proposals.

Although our nominating and corporate governance committee does not have a written policy regarding stockholder nominations or recommendations, our nominating and corporate governance committee generally expects to evaluate any such candidates in the same manner by which it evaluates director candidates recommended by other sources. If our nominating and corporate governance committee believes a candidate would be a valuable addition to our Board, it will recommend that candidate’s election to the full Board.

Given that our Board members can provide valuable perspectives and leadership across different areas, our nominating and corporate governance committee periodically reviews the membership of the Board’s committees and, if and when appropriate, makes recommendations to the Board to reconstitute the membership of its committees and to rotate which member of the Board serves as chairperson of each committee.

Board Diversity Matrix

Below is the composition of our current Board with respect to certain diversity characteristics.

Board Leadership Structure

Our bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Chief Executive Officer and Chairman of the Board. Dr. Harr currently serves as President and Chief Executive Officer, and Mr. Bishop serves as Chairman of the Board. We believe that separation of these positions is appropriate at this time and reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of our Board as a whole. However, our Board continues to periodically evaluate our leadership structure and may choose in the future to combine the positions of Chief Executive Officer and Chairman of the Board as it deems appropriate based on the best interests of the company and its stockholders.

As our current Chairman of the Board, Mr. Bishop presides over meetings of our Board and holds such other powers and carries out such other duties as are customarily carried out by the chairperson of the board of directors of a public company.

Our independent directors meet regularly in executive sessions without management to consider such matters as they deem appropriate. The Chairman of the Board may call additional executive sessions of the independent directors at any time, and the Chairman of the Board must call an executive session at the request of a majority of the independent directors. The purpose of these executive sessions is to promote open and candid discussion among our independent directors.

Role of the Board in Risk Oversight

We believe that risk assessment, oversight, and management is an important part of establishing, updating, and executing our business strategy, and our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Our Board, as a whole and at the committee level, has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, financial condition, and performance. Our Board focuses its oversight on risks facing the company and on the company’s processes to identify, prioritize, assess, manage, and mitigate those risks. Our Board and its committees receive regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal, and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the company. As part of executing on these responsibilities, management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing our company.

Our Board does not have a standing risk management committee, and instead administers its risk management function directly through our Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight.

Our audit committee, as part of its responsibilities, oversees the management of financial risks, including accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategies and results, and steps our management has taken to monitor and control these risks. In addition, our audit committee reviews and approves or disapproves any related person transactions. Our audit committee is also responsible for overseeing the management of risks relating to the performance of our internal audit function and our independent registered public accounting firm, our systems of internal controls and disclosure controls and procedures, and risks related to cybersecurity. For example, relevant members of management periodically report to our audit committee regarding cybersecurity risks and related policies and initiatives that the company has implemented to address such risks. In addition, Ms. Wilderotter, a member of our audit committee, has expertise with respect to cybersecurity matters, as described above in the section titled “Information About Our Board of Directors.” Additionally, pursuant to its charter, the audit committee may retain, as necessary, subject matter experts and advisers to assist in its oversight of risk management within the company, including with respect to cybersecurity risk.

Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices, and policies, including whether any of the foregoing has the potential to encourage excessive risk-taking.

Our nominating and corporate governance committee oversees the management of risks associated with our overall corporate governance practices and the independence and composition of our Board, including the effectiveness of our corporate governance guidelines.

Each committee of our Board provides regular reports to the full Board. Our Board may also create additional committees in the future to assist in risk oversight. Our corporate governance guidelines are available on our website at ir.sana.com/corporate-governance/governance-overview.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics (our code of conduct) that applies to all our directors, officers, and employees, including those officers responsible for financial reporting. The code of conduct is available on our website at ir.sana.com/corporate-governance/governance-overview.

In October 2022, our Board adopted our amended and restated code of conduct. The revisions to our code of conduct contain, among other things, additional discussion regarding potential conflicts of interest, including policies and procedures applicable to potential conflicts of interest involving members of the Board and factors that may be considered in evaluating potential conflicts of interest.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding future amendments to, or waivers from, any provision of our code of conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, by posting such information on our website at the Internet address set forth above.

Hedging and Pledging Policies

Our insider trading compliance policy expressly prohibits each of our directors, officers, and employees from engaging in any speculative transaction designed to decrease the risks associated with holding our securities, including hedging or similar transactions. We also prohibit any pledging of our securities as collateral for loans and the holding of our securities in margin accounts.

Section 16(a) Reports

The section of this proxy statement titled “Section 16(a) Beneficial Ownership Reporting Compliance” is incorporated by reference into this section.

Stockholder Communications with Our Board of Directors

Stockholders wishing to communicate with our Board or specific individual directors may send correspondence to our Corporate Secretary, c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102. Our Corporate Secretary reviews all communications and forwards them to the intended recipient(s) consistent with a screening policy, which provides that sales materials, routine items, and items unrelated to the duties and responsibilities of the Board are not relayed to directors.

EXECUTIVE COMPENSATION

As described above, we are an emerging growth company under applicable federal securities laws and are, therefore, permitted to conform with certain reduced public company reporting requirements, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Exchange Act. The following compensation disclosure is intended to comply with the compensation disclosure requirements applicable to smaller reporting companies.

This section discusses the material components of our executive compensation program for each individual who served as our principal executive officer at any time during the year ended December 31, 2022 and our next two most highly compensated executive officers in respect of their service to our company for the year ended December 31, 2022. We refer to these individuals as our named executive officers. Our named executive officers for the year ended December 31, 2022 are as follows:

•	Steven D. Harr, M.D., President and Chief Executive Officer;

•	Bernard J. Cassidy, Executive Vice President, General Counsel, and Corporate Secretary; and

•	Sunil Agarwal, M.D., former Executive Vice President, Head of Development, and Chief Medical Officer.

Executive Compensation Philosophy

We have a pay-for-performance focused executive compensation philosophy. We believe that compensation should be designed to drive company performance to increase stockholder value. We seek to achieve this by using different elements of compensation and a market-based approach to attract, retain, and motivate a high-performing team of executive officers, and by aligning a majority of the compensation of each of our executives with the company’s short- and long-term performance. We believe that it is important that performance- and equity-based compensation comprise a substantial portion of the total compensation of each of our executives in order to align our executives’ interests with those of our stockholders.

In addition, we believe that our success depends in part on the commitment of our executive officers to our culture and our core values, as described below. Accordingly, as part of the assessment of each executive officer’s individual performance, when applicable, in addition to considering the achievement of individual research, development, financial, corporate, and operational goals, our Board and compensation committee also consider such executive officer’s compliance with our corporate policies and commitment to and demonstration of our culture and core values.

Our Culture and Core Values

We are committed to our mission of creating and delivering engineered cells as medicines to impact the lives of patients. Our core values – to lead from every seat, thrive as a team, and make it happen – are key to our culture and are described in greater detail below. We believe that our core values are what ground us, keep our team connected, and make it possible to do our best work.

•	Lead from every seat. We have a humble and unrelenting commitment to deliver for patients and our community. We seek to understand, act with honesty, and engage in the crucial conversations.

•	Thrive as a team. We make each other better than we ever thought possible. We hire amazing people, are intensely curious, and cultivate inclusion and personal connectivity.

•	Make it happen. We make great choices with urgency and integrity. We value vigorous debate, alignment around our decisions, and resilient execution.

In addition, we believe that a diverse workforce strengthens us as a company and a community, which is essential for us to meaningfully change outcomes for patients across a wide range of diseases. We strive to foster an inclusive environment that attracts diverse talent and enables all people to thrive.

Summary Compensation Table

The following table shows information regarding the compensation of our named executive officers during the fiscal years ended December 31, 2022 and, as to Drs. Harr and Agarwal only, 2021. Mr. Cassidy commenced his employment with us in 2022, so no compensation was paid to Mr. Cassidy for the year ended December 31, 2021, and he was not a named executive officer for that year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(2)	Total ($)
Steven D. Harr, M.D.
President, Chief Executive Officer, and Director	2022	644,832	—	2,770,084	389,063	(3)	4,000	3,807,978
	2021	611,154	200,000	—	375,000		—	1,186,154
Bernard J. Cassidy(4)
Executive Vice President, General Counsel, and Corporate Secretary
	2022	129,808	—	3,765,781	54,738	(3)	4,000	3,954,327
Sunil Agarwal, M.D.
Former Executive Vice President, Head of Development, and Chief Medical Officer	2022	530,863	—	911,212	213,533	(3)	4,000	1,659,608
	2021	512,631	10,000	1,200,073	205,815		—	1,928,519

(1)

Amounts reflect the grant date fair value of stock option awards determined in accordance with FASB Accounting Standard Codification Topic 718 (ASC 718). For information regarding assumptions underlying the value of equity awards, see Note 11 to our financial statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical accounting policies and significant judgements and estimates – Stock-based compensation” included in our Annual Report. These amounts do not correspond to the actual value that our named executive officers will recognize.

(2)	Amounts reflect $4,000 received by each of our named executive officers in 2022 as a company match under our 401(k) plan.
(3)

Amounts reflect annual bonuses earned by each named executive officer under our Bonus Plan based on the achievement of company goals and, with respect to Dr. Agarwal and Mr. Cassidy, individual performance. These bonuses were paid in cash in 2023 with respect to performance in 2022. For additional information, see the section of this proxy statement titled “Narrative Disclosure to Summary Compensation Table – Annual Performance-Based Cash Compensation.”

(4)	Mr. Cassidy was appointed and commenced employment as our Executive Vice President, General Counsel, and Corporate Secretary on September 12, 2022.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Elements

The primary elements of our executive compensation program for 2022 were:

•	base salary;

•	annual performance-based cash compensation;

•	long-term equity incentive awards; and

•	severance and change in control benefits.

In addition to these primary elements of executive compensation, we also offer our executive officers health and welfare benefits and 401(k) plan benefits consistent with the benefits we provide to our other full-time, salaried employees.

Base Salary

The purpose of base salary compensation is to provide each executive with a competitive level of fixed cash compensation that is paid regularly throughout the year. The amount of base salary we pay our Chief Executive Officer is recommended by our compensation committee and determined by our Board, and the amount of base salary we pay each other executive is determined by our compensation committee, in each case, primarily based upon the range of salaries for similar positions at peer companies and takes into consideration the executive officer’s skillset, experience, role, responsibilities, performance, and contributions to the company. Base salary is the only element of compensation that is fixed; the remainder of each executive officer’s potential compensation is composed of variable compensation that is designed to incentivize shorter-term (annual) or longer-term performance of the company.

Following our compensation committee’s review and evaluation of the base salaries of our executive officers, (i) our Board approved the 2022 annual base salary of $648,438 for Dr. Harr and (ii) our compensation committee approved the 2022 annual base salary of $533,832 for Dr. Agarwal. Our compensation committee established Mr. Cassidy’s base salary at $450,000 in connection with his commencement of employment in September 2022. The 2022 annual base salaries for Drs. Harr and Agarwal represented a 3.75% increase over their 2021 annual base salaries, which was consistent with the annual salary increase percentage applied to determine the 2022 salaries of our other executives and employees.

Annual Performance-Based Cash Compensation

We maintain a Bonus Plan, pursuant to which each of our named executive officers was eligible in 2022 to earn an annual cash bonus based on the achievement of certain corporate performance objectives approved by our Board and our compensation committee, as well as individual performance for Dr. Agarwal and Mr. Cassidy. Dr. Harr’s annual cash bonus is determined solely based on certain corporate performance objectives. Each named executive officer’s target bonus amount under the Bonus Plan is determined as a percentage of his annual base salary. The target bonus percentage for 2022 for each of Dr. Harr, Mr. Cassidy, and Dr. Agarwal was 60%, 40%, and 40%, respectively, with Mr. Cassidy’s bonus opportunity prorated for his partial year of service. Generally, we must achieve a minimum number of corporate performance objectives during the performance year for our executive officers to earn an annual bonus under our Bonus Plan; otherwise no annual bonuses will be earned and paid to such executive officers.

In January 2023, our compensation committee approved the achievement of our 2022 corporate goals at 105%, highlighted by the filing of our first Investigational New Drug application for our SC291 product candidate with the Food and Drug Administration, as well as achieving other significant milestones across our product pipeline. However, the compensation committee aligned on a maximum bonus funding of 100% for our executive officers, based on macroeconomic factors. Based on this determination, and, in the case of Mr. Cassidy and Dr. Agarwal, the compensation committee’s assessment of individual performance during 2022, (i) our Board approved the 2022 cash incentive payment to Dr. Harr, and (ii) our compensation committee approved the 2022 cash incentive payments to Mr. Cassidy and Dr. Agarwal, in each case, in the amounts shown in the Summary Compensation Table above.

Long-Term Equity Incentive Awards

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture, and help align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our executives, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options, restricted stock awards, or restricted stock units (RSUs).

We typically grant equity awards to each executive officer at the start of employment as well as on an annual basis, based on corporate and individual performance, to promote retention and to provide our executive officers with continued incentive to improve corporate performance and execute our strategic objectives. These equity awards generally vest over several years to focus our executives on the company’s success over a multi-year period.

In March 2022, Drs. Harr and Agarwal received annual equity awards comprising options to purchase 760,000 and 250,000 shares, respectively, of our common stock. Each award vested with respect to 25% of the shares subject to such option on March 3, 2023, and, with respect to Dr. Harr, vests with respect to 1/48 of the shares subject to such option each month thereafter, subject to Dr. Harr’s continuous service to the company through each applicable vesting date. The vesting of a portion of the unvested options subject to Dr. Agarwal’s award as of April 28, 2023 was accelerated in connection with his resignation from the company. For additional information regarding this acceleration, see the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Executive Compensation Elements – Severance and Change in Control Benefits – Dr. Agarwal’s Transition Agreement and Release.”

In September 2022, Mr. Cassidy received a new hire equity award comprising an option to purchase 800,000 shares of our common stock. This award will vest with respect to 25% of the shares subject to such option on September 15, 2023, and with respect to 1/48 of the shares subject to such option each month thereafter, subject to Mr. Cassidy’s continuous service to the company through each applicable vesting date.

Severance and Change in Control Benefits

We believe that offering reasonable and competitive severance benefits, including in connection with a change in control of the company, as part of an overall compensation package is necessary to effectively compete for, attract, and retain executive talent. We have agreed to provide certain severance benefits to our named executive officers pursuant to our offer letter agreements with our named executive officers, as described below in the section titled “Employment Arrangements,” and our Change in Control Severance Plan (Severance Plan), as described below.

The severance benefits provided under our Severance Plan do not supersede any severance benefits provided to our named executive officers pursuant to their offer letter agreements, and to the extent that a named executive officer’s offer letter agreement provides for severance benefits that are more advantageous to such named executive officer than our Severance Plan, such named executive officer will continue to be entitled to the severance benefits provided for in his offer letter agreement. If, however, the Severance Plan provides for severance benefits that are more advantageous to such named executive officer than his offer letter agreement, then such named executive officer will be entitled to the severance benefits provided for in our Severance Plan, provided that the value of the severance benefits that such named executive officer will be entitled to under the Severance Plan will be reduced by the value of the severance benefits to which such executive officer is entitled under his offer letter agreement.

Change in Control Severance Plan

Mr. Cassidy is eligible to participate in our Severance Plan, which our Board adopted in December 2018. Under the Severance Plan, in the event the applicable executive officer’s employment is terminated by us without

“cause” or such executive officer resigns for “good reason” (as each such term is defined below) during the period commencing three months prior to a change in control and ending 12 months after a change in control of the company, such executive officer is entitled to receive (i) an amount equal to the sum of 12 months’ base salary and 100% of such executive’s target annual bonus, in each case, as in effect at the time of termination, payable in installments over the 12-month period following the termination date in accordance with our standard payroll policies, (ii) reimbursement for continued health, vision, and dental coverage through COBRA for such executive officer and such executive officer’s spouse and dependents for a period of up to 12 months, and (iii) accelerated vesting of all equity awards held by such executive officer.

For purposes of our Severance Plan, the following terms have the following meanings:

•

“cause” means the occurrence of any of the following with respect to the applicable executive: (a) an act of dishonesty made in connection with such executive’s responsibilities as an employee; (b) a conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, or a material violation of federal or state law by such executive that our Board reasonably determines has had or will have a material detrimental effect on the company’s reputation or business; (c) gross misconduct; (d) the willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom the applicable executive owes an obligation of nondisclosure as a result of the applicable executive’s relationship with the company; (e) the willful breach of any material obligations under any written agreement or covenant with the company; or (f) continued substantial failure to perform such executive’s employment duties (other than as a result of such executive’s physical or mental incapacity) after such executive has received a written demand of performance from our chief executive officer or such executive’s supervisor that specifically sets forth the factual basis for our chief executive officer’s or such executive’s supervisor’s determination that the applicable executive has not substantially performed such executive’s duties and has failed to cure such non-performance to our chief executive officer’s or such executive’s supervisor’s reasonable satisfaction within 30 business days after receiving such notice. For purposes of this definition, no act or failure to act shall be considered willful unless it is done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the company or required by law. Any act, or failure to act, based upon authority or instructions given to the applicable executive pursuant to a direct instruction from our chief executive officer or based on the advice of counsel for the company will be conclusively presumed to be done or omitted to be done by the applicable executive in good faith and in the best interest of the company.

•

“good reason” means the applicable executive’s resignation within 30 days following the end of the Cure Period (as defined below), without the applicable executive’s express written consent, of one or more of the following: (a) a material reduction by the company in the applicable executive’s then-current annual base salary; (b) a material diminution of the applicable executive’s authority, duties, or responsibilities relative to the applicable executive’s authority, duties, or responsibilities in effect immediately prior to such reduction; (c) a change in the location of the applicable executive’s employment of more than 50 miles; or (d) the company’s material breach of the terms of any material written agreement or covenant with the applicable executive related to the applicable executive’s provision of services to the company. In order for an event to qualify as good reason, the applicable executive must not terminate employment with the company without first providing the company with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable period of 30 days following the date of written notice to cure such circumstances (the Cure Period), and such grounds must not have been cured during such time.

The Severance Plan requires as a condition to receiving severance benefits that, among other things, the executive officer execute and not revoke a general release of claims against us to mitigate any potential liability or dispute or the initiation of any litigation with the departing executive officer and also that the departing executive officer comply with the confidentiality agreement and any other agreement between us and such departing executive officer following the termination of such executive officer’s employment.

Dr. Agarwal’s Transition Agreement and Release

Dr. Agarwal resigned from his position as our Executive Vice President, Head of Development, and Chief Medical Officer on April 10, 2023, and continued to serve as an employee until April 28, 2023 (the Separation Date). On April 28, 2023, we and Dr. Agarwal entered into a transition agreement and release (the Transition Agreement). Pursuant to the Transition Agreement, in exchange for Dr. Agarwal agreeing to provide transition services and a general release of claims against us, we agreed to pay Dr. Agarwal severance in an amount equal to his monthly base salary and pro-rata monthly target bonus for nine months following the Separation Date, for a total of $560,523.00, subject to customary payroll withholding and other deductions. Under the Transition Agreement, we accelerated the vesting and exercisability of unvested options to purchase a total of 89,377 shares of our common stock held by Dr. Agarwal as of the Separation Date. We also agreed, in exchange for Dr. Agarwal agreeing to provide additional transition services under the Consulting Agreement (as defined below) and an additional release of claims in connection therewith, to extend the period during which Dr. Agarwal may exercise certain of his vested options, including those options subject to acceleration as described in the previous sentence (collectively, the Vested Options), such that he will have until December 31, 2023 to exercise such Vested Options.

Under the Transition Agreement, we agreed to pay for the monthly cost of COBRA coverage for Dr. Agarwal for up to nine months following the Separation Date. The Transition Agreement supersedes the severance-related provisions contained in the offer letter between us and Dr. Agarwal dated May 20, 2019 and the Severance Plan as they relate to Dr. Agarwal.

In connection with the Transition Agreement, we and Dr. Agarwal entered into a consulting agreement, effective April 29, 2023 (the Consulting Agreement), pursuant to which we agreed to pay Dr. Agarwal at the rate of $256.00 per hour for the performance of transition services. The term of the Consulting Agreement will end on May 12, 2023, or, if we elect to extend the term beyond such date, on or before May 26, 2023, unless earlier terminated by us under specified circumstances.

Other Benefits

All of our named executive officers, except for Dr. Agarwal following his last day of employment, are eligible to participate in our employee benefit plans, including our 401(k) plan, our medical, dental, vision, short- and long-term disability, and group life insurance plans, and participate in our 2021 Employee Stock Purchase Plan (ESPP), in each case on the same basis as our other employees, including, effective January 1, 2022, the matching contributions provided under our 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of such participant’s pre-tax compensation, up to a statutory limit of $20,500 in 2022 and $22,500 in 2023. Participants who are at least 50 years old can also make “catch-up” contributions of an additional $6,500 above the statutory limit in 2022 and an additional $7,500 above the statutory limit in 2023. Effective January 1, 2022, we began providing a company match equal to 100% of the amount contributed by an employee, up to a maximum amount of $4,000 per year, and we pay all company matches in cash. We began paying the company match amounts payable in 2022 to our employees, including our named executive officers, as of April 1, 2022, and included a true-up of any amounts that would have otherwise been paid as a company match from January 1 through March 31, 2022. Our 401(k) plan also permits us to make discretionary contributions, subject to established limits and a vesting schedule. To date, we have not made any discretionary contributions to the plan on behalf of participating employees. Our compensation committee periodically reviews the levels of benefits provided to our executive officers to ensure they remain reasonable and consistent with its compensation philosophy.

Perquisites

We do not as a general practice provide perquisites or other personal benefits to our executive officers that differ materially from those available to employees generally.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Employment Arrangements

We have entered into employment offer letter agreements with each of our named executive officers. Each of the offer letters with our named executive officers provides for (or provided for, with respect to Dr. Agarwal following his last day of employment) at-will employment and sets forth the initial compensation arrangements for the executive officer, including with respect to the executive officer’s initial base salary, annual target cash bonus opportunity, and new hire equity awards (each of which, to the extent outstanding as of December 31, 2022, is disclosed in more detail in the table below titled “Outstanding Equity Awards at Fiscal Year-End”). Mr. Cassidy’s and Dr. Agarwal’s offer letter agreements were negotiated by Dr. Harr and approved by either our Board or compensation committee. Dr. Harr’s offer letter was negotiated and approved by our Board. Dr. Agarwal’s offer letter is described below because it covered Dr. Agarwal during 2022 but was superseded by the Transition Agreement described above.

Dr. Harr’s Offer Letter

On September 27, 2018, we entered into an offer letter with Dr. Harr providing for at-will employment, an annual base salary, eligibility to earn an annual cash bonus, and eligibility to participate in our employee benefit plans.

Under Dr. Harr’s offer letter, upon a termination without “cause” or resignation for “good reason” (as each such term is defined below), other than during the period commencing three months prior to a change in control and ending 12 months after a change in control of the company, Dr. Harr is entitled to receive (i) an amount equal to the sum of 12 months’ base salary and 100% of his target annual bonus, in each case, as in effect at the time of termination, payable in installments over the 12-month period following the termination date in accordance with our standard payroll policies, and (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Dr. Harr, his spouse, and any applicable dependents for a period of up to 12 months, in each case, subject to, among other things, Dr. Harr providing a general release of claims against us. On the day of any such termination or resignation, we may enter into a consulting agreement with Dr. Harr for a period of 12 months that provides for (i) annual consulting fees equal to his annual base salary in effect at the time of the termination or resignation, (ii) accelerated vesting of equity awards held by him that would have vested had he remained employed for a period of 12 months following his termination date, and (iii) his right to exercise any vested stock options held by him for a period of up to 90 days following the termination or expiration of the consulting agreement.

In the event Dr. Harr’s employment is terminated by us without cause or he resigns for good reason during the period commencing three months prior to a change in control and ending 12 months after a change in control of the company, Dr. Harr is entitled to receive (i) an amount equal to the sum of 18 months’ base salary and 150% of his target annual bonus, in each case, as in effect at the time of termination, payable in a single cash lump sum, (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Dr. Harr, his spouse, and any applicable dependents for a period of up to 18 months, (iii) accelerated vesting of all equity awards held by him, and (iv) his right to exercise any vested stock options held by him (after giving effect to any accelerated vesting providing in connection with his termination) for a period of up to 90 days following his termination of employment, in each case, subject to, among other things, Dr. Harr providing a general release of claims against us.

If Dr. Harr is terminated by the company other than for cause or if Dr. Harr resigns for good reason, he will be entitled to any unpaid annual bonus for the year prior to the year of termination and a pro rata annual bonus for the year of termination, in each case, to be paid when such annual bonuses are paid to employees generally. In addition, if Dr. Harr is terminated due to his death, his estate or beneficiary will be entitled to any unpaid annual bonus for the year prior to the year of termination and a pro rata annual bonus for the year of termination, in each case, to be paid as soon as administratively practicable following the date of such termination.

For purposes of Dr. Harr’s offer letter, the following terms have the following meanings:

•

“cause” means the occurrence of any of the following with respect to Dr. Harr: (i) a willful act of dishonesty made in connection with Dr. Harr’s responsibilities as an employee; (ii) his conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or a material violation of federal or state law by him, any of which that our Board reasonably determines in good faith has had or will have a material detrimental effect on the company’s reputation or business; (iii) his willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom he owes an obligation of nondisclosure as a result of his relationship with the company; (iv) his willful material breach of any obligations under any written agreement or covenant with the company; or (v) his continued substantial failure to perform his employment duties (other than as a result of his physical or mental incapacity). No termination for cause under (iv) or (v) shall be effectuated until after Dr. Harr has received a written demand of performance from our Board that specifically sets forth the factual basis for our Board’s determination that he has not substantially performed his duties and has failed to cure such non-performance to our Board’s reasonable satisfaction within thirty (30) business days after receiving such notice. For purposes of this definition, no act or failure to act shall be considered willful unless it is done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the company. Any act, or failure to act, based upon authority or instructions given to Dr. Harr pursuant to a resolution duly adopted by our Board or based on the advice of counsel for the company will be conclusively presumed to be done or omitted to be done by Dr. Harr in good faith and in the best interest of the company.

•

“good reason” means Dr. Harr’s resignation within 30 days following expiration of any Cure Period (as defined below) following the occurrence of one or more of the following, without his written consent: (i) a material reduction in his base salary or target annual bonus; (ii) a material diminution of his title, duties, responsibilities, or reporting lines; (iii) a change in the location of his employment of more than 50 miles; (iv) failure by the company to timely grant certain equity awards promised in his offer letter; or (v) his not being elected or re-elected as a member of our Board. No event will be considered good reason unless (a) Dr. Harr has given written notice to the company of his intention to terminate his employment for good reason, describing the grounds for such action, no later than 90 days after the first occurrence of such circumstances, (b) he has provided the Company with at least 30 days in which to cure the circumstances (the Cure Period), and (c) if the company is not successful in curing the applicable circumstance, he ends his employment within 30 days after the end of the Cure Period.

Mr. Cassidy’s Offer Letter

On September 8, 2022, we entered into an offer letter with Mr. Cassidy providing for at-will employment, an annual base salary, eligibility to earn an annual cash bonus, and eligibility to participate in our employee benefit plans.

Under Mr. Cassidy’s offer letter, upon Mr. Cassidy’s termination of employment by us other than for “cause” or his resignation for “good reason” (as each such term is defined below) other than during the period commencing three months prior to a change in control and ending 12 months after a change in control, he is entitled to receive (i) an amount equal to the sum of nine months’ base salary and 75% of his target annual bonus, in each case, as in effect at the time of termination, payable in installments over the nine-month period following the termination date in accordance with our standard payroll policies, and (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Mr. Cassidy, his spouse, and any applicable dependents for a period of nine months, in each case, subject to, among other things, Mr. Cassidy providing a general release of claims against us.

Dr. Agarwal’s Offer Letter

On May 20, 2019, we entered into an offer letter with Dr. Agarwal providing for at-will employment, an annual base salary, eligibility to earn an annual cash bonus, and eligibility to participate in our employee benefit plans.

Under Dr. Agarwal’s offer letter, upon Dr. Agarwal’s termination of employment by us other than for “cause” or his resignation for “good reason” (as each such term is defined below), other than during the period commencing three months prior to a change in control and ending 12 months after a change in control of the company, he is entitled to receive (i) an amount equal to the sum of nine months’ base salary and 75% of his target annual bonus, in each case, as in effect at the time of termination, payable in installments over the nine-month period following the termination date in accordance with our standard payroll policies, and (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Dr. Agarwal, his spouse, and any applicable dependents for a period of up to nine months, in each case, subject to, among other things, Dr. Agarwal providing a general release of claims against us. On the day of any such termination or resignation, we may enter into a consulting agreement with Dr. Agarwal for a period of nine months that provides for (i) annual consulting fees equal to his annual base salary in effect at the time of the termination or resignation, (ii) accelerated vesting of equity awards held by him that would have vested had he remained employed for a period of nine months following his termination date, and (iii) the right to exercise any vested stock options held by him for a period of up to 90 days following the term of the consulting agreement.

In the event Dr. Agarwal’s employment is terminated by us without cause or he resigns for good reason during the period commencing three months prior to a change in control and ending 12 months after a change in control of the company, Dr. Agarwal is entitled to receive (i) an amount equal to the sum of 12 months’ base salary and 100% of his target annual bonus, in each case, as in effect at the time of termination, payable in a single cash lump sum, (ii) payment or reimbursement for continued health, vision, and dental coverage through COBRA for Dr. Agarwal, his spouse, and any applicable dependents for a period of up to 12 months, (iii) accelerated vesting of all equity awards held by him, and (iv) his right to exercise any vested stock options held by him (after giving effect to any accelerated vesting providing in connection with his termination) for a period of up to 90 days following his termination of employment, in each case, subject to Dr. Agarwal providing a general release of claims against us.

For purposes of Mr. Cassidy’s and Dr. Agarwal’s offer letters, the following terms have the following meanings:

•

“cause” means the occurrence of any of the following with respect to the applicable named executive officer: (i) a willful act of dishonesty made by such executive officer in connection with his responsibilities as an employee; (ii) his conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or a material violation of federal or state law by him, any of which that our Board reasonably determines in good faith has had or will have a material detrimental effect on the company’s reputation or business; (iii) his willful and material unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom he owes an obligation of nondisclosure as a result of his relationship with the company; (iv) his willful material breach of any obligations under any written agreement or covenant with the company; or (v) his continued substantial failure to perform his employment duties (other than as a result of his physical or mental incapacity). No termination for cause under (iv) or (v) shall be effectuated until after the applicable named executive officer has received a written demand of performance from our chief executive officer that specifically sets forth the factual basis for our chief executive officer’s determination that he has not substantially performed his duties and has failed to cure such non-performance to our chief executive officer’s reasonable satisfaction within thirty (30) business days after receiving such notice. For purposes of this definition, no act or failure to act shall be considered willful unless it is done in bad faith and without reasonable intent that the act or failure to act was in the best interest of the company. Any act, or failure to act, based upon authority or instructions given to him pursuant to a resolution duly adopted by our chief executive officer or based on the advice of counsel for the company will be conclusively presumed to be done or omitted to be done by him in good faith and in the best interest of the company.

•

“good reason” means the applicable named executive officer’s resignation within 30 days following expiration of any Cure Period (as defined below) following the occurrence of one or more of the following, without his written consent: (i) a material reduction in his base salary or target annual bonus; (ii) a material diminution of his title, duties, responsibilities or reporting lines; or (iii) a change in the location of his employment of more than 50 miles; or (iv) for Dr. Agarwal only, a directive or requirement to engage in conduct in conflict with professional medical ethics or obligations or otherwise in violation of any law or regulation applicable to the company’s business. No event will be considered good reason unless (a) the applicable named executive officer has given written notice to the company of his intention to terminate his employment for good reason, describing the grounds for such action, no later than 90 days after the first occurrence of such circumstances, (b) he has provided the company with at least 30 days in which to cure the circumstances (the Cure Period), and (c) if the company is not successful in curing the applicable circumstances, he ends his employment within 30 days after the end of the Cure Period.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily because our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our named executive officers that were outstanding as of December 31, 2022.

			Option Awards
Name	Vesting Commencement Date(1)(2)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/Sh)	Option Expiration Date
Steven D. Harr, M.D.	2/14/2020		417,916	172,084	1.48	1/29/2030
	2/15/2021	(3)	512,748	605,975	7.80	11/9/2030
	3/3/2022		—	760,000	5.70	3/2/2032
Bernard J. Cassidy	9/15/2022		—	800,000	7.13	9/14/2032
Sunil Agarwal, M.D.(4)	7/15/2019	(5)	64,062	10,938	1.44	7/14/2029
	2/14/2020		88,541	36,459	1.48	1/26/2030
	2/15/2021		35,145	41,537	25.00	2/2/2031
	3/3/2022		—	250,000	5.70	3/2/2032

(1)

Except as otherwise noted, each option award vests as to 25% of the shares initially underlying the award on the first anniversary of the vesting commencement date and as to 1/48 of the shares initially underlying the award each month thereafter until fully vested on the fourth anniversary of the vesting commencement date, subject to the applicable executive’s continued service to the company through each applicable vesting date.
(2)

For information on vesting acceleration of the equity awards described in this table upon Dr. Harr’s or Mr. Cassidy’s termination of employment, see the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Severance and Change in Control Benefits” and the descriptions of Dr. Harr’s and Mr. Cassidy’s offer letter agreements in the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Employment Arrangements.”

(3)

This stock option vests over four years in accordance with the following schedule: (a) with respect to 50% of the shares underlying the award, 25% of the shares underlying the option vested on February 15, 2022, and the remaining shares vest on a monthly basis thereafter in equal installments, and (b) with respect to the remaining 50% of the shares underlying the award, 25% of the shares underlying the option vested on the satisfaction of certain performance conditions, and the remaining shares vest on a monthly basis following February 15, 2022 in equal installments, subject in each case to Dr. Harr’s continued service to the company through each applicable vesting date.

(4)

Pursuant to our Transition Agreement with Dr. Agarwal, we accelerated the vesting and exercisability of options to purchase a total of 89,377 shares of our common stock, including 4,688, 23,437, 14,377, and 46,875 shares underlying Dr. Agarwal’s July 15, 2019, February 14, 2020, February 15, 2021, and March 3, 2022 option awards, respectively; after giving effect to this accelerated vesting, any outstanding options that remained unvested as of the Separation Date were forfeited notwithstanding any transition services to be performed by Dr. Agarwal pursuant to the Consulting Agreement. For additional information about the Transition Agreement, see the section of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Executive Compensation Elements – Severance and Change in Control Benefits – Dr. Agarwal’s Transition Agreement and Release.”

(5)

This stock option vested as to 1/48 of the shares initially underlying the option on a monthly basis in equal installments following the vesting commencement date, until Dr. Agarwal’s last day of employment. Refer to note 4 above for information regarding acceleration of this stock option.

Indemnification

We entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements and our certificate of incorporation and bylaws provide for indemnification of each of our directors and executive officers to the fullest extent permitted by Delaware law.

Our amended and restated certificate of incorporation also provides that, to the fullest extent permitted by law, we will indemnify any of our directors or officers against all damages, claims, and liabilities arising out of the fact that the person is or was our director or officer or served any other enterprise at our request as a director or officer. Amending this provision will not reduce our indemnification obligations relating to actions taken before any such amendment.

DIRECTOR COMPENSATION

Cash and Equity Compensation

We maintain a non-employee director compensation program (our Director Compensation Program) that was last amended on April 4, 2022, as further described below.

Under our Director Compensation Program, each non-employee director receives an annual base cash retainer of $40,000. In addition, our non-employee directors receive the following cash compensation for Board services, as applicable:

•	any non-executive chairperson receives an additional annual retainer of $35,000;

•	the chairperson of our audit committee receives an additional annual retainer of $20,000;

•	each member of our audit committee, other than the chairperson, receives an additional annual retainer of $10,000;

•	the chairperson of our compensation committee receives an additional annual retainer of $15,000;

•	each member of our compensation committee, other than the chairperson, receives an additional annual retainer of $7,500;

•	the chairperson of our nominating and corporate governance committee receives an additional annual retainer of $10,000; and

•	each member of our nominating and corporate governance committee, other than the chairperson, receives an additional annual retainer of $5,000.

We pay all such amounts in quarterly installments. We also reimburse each director for his or her travel expenses incurred in connection with attendance at Board and committee meetings held in person, if any.

Each non-employee director may elect to receive all or part of his or her annual cash retainer in the form of RSUs under our 2021 Plan. Elections to convert all or a portion of the annual cash retainer into RSUs (each, an RSU Election) must generally be made on or prior to December 31 of the year prior to the year in which the annual cash retainer is scheduled to be paid, or such earlier deadline as may be established by our Board or compensation committee. Each individual who becomes a non-employee director is permitted to submit an RSU Election for the annual cash retainer payments scheduled to be paid in the same calendar year, provided that the RSU Election is made prior to the date the individual becomes a non-employee director. RSUs granted in lieu of all or a portion of the annual cash retainer are fully vested on the grant date and have a grant date fair value equal to the amount of the annual cash retainer or applicable portion thereof.

Additionally, if permitted by our Board or the compensation committee, non-employee directors may elect to defer delivery of all or part of the shares under their RSUs issuable pursuant to an RSU Election (Deferral Election). Any Deferral Election is subject to the rules, conditions, and procedures as determined by our Board or the compensation committee in its sole discretion, which are intended to comply with the requirements of Section 409A of the Internal Revenue Code. Timing of any deferred delivery of shares is made in accordance with the terms of the applicable Deferral Election.

Under our Director Compensation Program, we grant to each non-employee director (i) an initial option to purchase that number of shares of our common stock calculated by dividing (a) $750,000 by (b) the per share grant date fair value of the option, calculated based on the closing trading price of our common stock as of the grant date (or if the grant date is not a trading day, the immediately preceding trading day) and using assumptions published in our most recent periodic report as of the grant date, rounded down to the nearest whole share, upon the director’s initial appointment or election to our Board (the Initial Grant), and, effective April 4, 2022, up to a maximum of 115,000 shares, and (ii) for each non-employee director who has served for at least four months as of the date of each annual meeting of stockholders, an option to purchase that number of shares of our common stock calculated by dividing (a) $425,000 by (b) the per share grant date fair value of the option, calculated based on the closing trading price of our common stock as of the grant date (or if the grant date is not a trading day, the immediately preceding trading day) and using assumptions published in our most recent periodic report as of the grant date, rounded down to the nearest whole share, on the date of each annual meeting of stockholders thereafter (the Annual Grant), and, effective April 4, 2022, up to a maximum of 65,000 shares. The Initial Grant vests and becomes exercisable as to 1/36 of the underlying shares on a monthly basis over three years, subject to the applicable director’s continued service to the company through each applicable vesting date. The Annual Grant vests and becomes exercisable on the earlier of (i) the first anniversary of the grant date of such Annual Grant, or (ii) immediately prior to our next annual meeting of stockholders, subject to the applicable director’s continued service to the company through such vesting date.

Upon a change in control (as defined in the 2021 Plan) of the company, each Initial Grant and Annual Grant, along with any other stock options or equity-based awards held by any non-employee director, will become fully vested and exercisable.

Our compensation committee periodically reviews our Director Compensation Program, taking into account various factors, including the director compensation practices of our peer group, to determine whether any updates to the Director Compensation Program are appropriate.

Director Compensation

The following table sets forth information concerning compensation accrued or paid to our non-employee directors during the year ended December 31, 2022 for their service on our Board. Drs. Harr and Mulligan are employees of the company and did not receive any compensation for their service as directors during 2022. Information regarding Dr. Harr’s compensation for 2022 is set forth in the Summary Compensation Table above and is not set forth in the table below.

Name	Fees Earned or Paid in Cash ($)		Option Awards(1)(2)(3) ($)	Total ($)
Joshua H. Bilenker, M.D.	45,000		200,000	245,000
Hans E. Bishop	100,000	(4)	200,000	300,000
Douglas Cole, M.D.	47,500		200,000	247,500
Robert Nelsen	40,000	(4)	200,000	240,000
Alise S. Reicin, M.D.	47,500		200,000	247,500
Michelle Seitz, CFA	60,000		200,000	260,000
Mary Agnes (Maggie) Wilderotter	60,000		200,000	260,000
Patrick Y. Yang, Ph.D.	45,000		200,000	245,000

(1)

Amounts reflect the grant date fair value of stock option awards determined in accordance with ASC 718. For information regarding assumptions underlying the value of equity awards, see Note 11 to our financial statements and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical accounting policies and significant judgements and estimates – Stock-based compensation” included in our Annual Report. These amounts do not correspond to the actual value that the directors will recognize.

(2)

On June 6, 2022, pursuant to our Director Compensation Program, each of our non-employee directors was granted an option to purchase 65,000 shares of our common stock. The shares underlying these options will vest and become exercisable on the earlier of (i) June 6, 2023 or (ii) immediately prior to the Annual Meeting, subject to the director’s continued service to the company through such vesting date.

(3)

The following table provides the total number of option shares outstanding for each non-employee director as of December 31, 2022. For information regarding Dr. Harr’s option shares outstanding as of December 31, 2022, see the table above titled “Outstanding Equity Awards at Fiscal Year-End.”

Name	Options Outstanding (#)
Joshua H. Bilenker, M.D.	170,545
Hans E. Bishop	88,591
Douglas Cole, M.D.	88,591
Robert Nelsen	88,591
Alise S. Reicin, M.D.	170,545
Michelle Seitz, CFA	170,545
Mary Agnes (Maggie) Wilderotter	182,341
Patrick Y. Yang, Ph.D.	88,591

(4)

The full amount reported for Mr. Bishop and $8,000 of the amount reported for Mr. Nelsen reflect the value of 16,922 and 1,353 RSUs granted to Messrs. Bishop and Nelsen, respectively, pursuant to RSU Elections under our Director Compensation Program. Messrs. Bishop and Nelsen elected to receive 100% and 20%, respectively, of their annual cash retainer payments for 2022 in the form of RSUs. Neither Mr. Bishop nor Mr. Nelsen elected to defer the delivery of any shares underlying the fully-vested RSUs granted to them under our Director Compensation Program.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed EY to act as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2023. EY has served as our independent registered public accounting firm and audited our financial statements since 2018.

To help ensure auditor independence, our audit committee reviews EY’s independence and performance on an annual basis as part of its decision whether to continue to engage EY as the company’s independent auditor. In the course of its reviews, our audit committee considers, among other things, the following factors:

•	EY’s historical and recent performance on the company’s audit;

•	EY’s institutional knowledge and expertise regarding the company’s business, accounting policies and practices, and internal control over financial reporting;

•	the professional qualifications of relevant EY personnel, including its lead audit partner;

•	the quality and candor of EY’s communications with our audit committee and management;

•	EY’s disclosures regarding audit quality and performance;

•	the appropriateness of EY’s audit fees, including fees for non-audit services; and

•	the potential impact to the company of changing our independent registered public amounting firm.

In addition, our audit committee is responsible for oversight of the process to select, review, and evaluate EY’s lead audit partner, including by meeting with candidates for lead audit partner and engaging in discussions with company management.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of EY as our independent registered public accounting firm. However, our audit committee is presenting this proposal to the stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by our stockholders, our audit committee will consider that fact when it selects our independent auditors for the following fiscal year.

We expect that representatives of EY will attend the Annual Meeting. We will provide these representatives an opportunity to make a statement at the Annual Meeting if they desire to do so, and they will be available to respond to appropriate questions from stockholders.

Vote Required

The proposal to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2023 requires the affirmative vote of the majority of the votes cast at the Annual Meeting by the holders of the shares represented in person (via the Internet) or represented by proxy and entitled to vote on the proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal.

Our Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Pre-Approval Policies and Procedures

Our audit committee pre-approves all audit services and non-audit services to be performed by EY, which may include audit-related services, tax services, and other services, and, in each case, the estimated fees for those services. The actual fees billed, to the extent they exceed the estimated amounts, are periodically reviewed and approved by our audit committee.

Our audit committee may delegate to one or more of its designated members the authority to grant required pre-approvals. The decision of any member to whom authority is delegated to pre-approve services of EY shall be presented to our full audit committee at its next scheduled meeting. During our fiscal years ended December 31, 2022 and 2021, all services provided by EY were pre-approved by our audit committee.

Independent Registered Public Accounting Firm Fees and Services

During the fiscal years ended December 31, 2022 and 2021, we retained EY to provide audit and other services. The following table represents aggregate fees billed or to be billed to us by EY for services performed for the fiscal years ended December 31, 2022 and 2021. All fees billed to us by EY for services performed for the fiscal years ended December 31, 2022 and 2021 were approved by our audit committee or a designated member of our audit committee in accordance with the pre-approval policies and procedures described above and applicable SEC rules and regulations.

Fees (in thousands)	2022	2021
Audit Fees(1)	$1,177	$813
Audit-Related Fees(2)	—	—
Tax Fees(3)	156	239
All Other Fees(2)	$—	$—

Total	$1,333	$1,052

(1)

This category consists of fees for professional services rendered for the audit of our annual financial statements, review of interim financial statements, assistance with registration statements filed with the SEC, and other services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including accounting consultations and research related to EY’s audit.

(2)	There were no audit-related fees or other fees incurred in 2022 or 2021.
(3)	This category consists of fees for professional services, including related to tax, consulting, and compliance.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures Regarding Transactions with Related Persons

We have adopted a policy (our Related Person Transactions Policy) in which our audit committee (or any other committee of our Board consisting of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest) must review and approve all proposed related person transactions. This review covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, (x) in which we were or are to be a participant; (y) that is a material transaction, arrangement, or relationship, including if the amount involved exceeds $120,000; and (z) a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from a related person or entities in which the related person has a material interest, and indebtedness, guarantees of indebtedness, and employment by us of a related person. In conducting any such review and determining whether to approve or reject the transaction, the audit committee (or other committee, as applicable) will consider the relevant facts and circumstances available and deemed relevant to our audit committee (or other committee, as applicable), including the commercial reasonableness of the terms of the transaction and the materiality and character of the related person’s direct or indirect interest in the transaction. A “related person” is any person who (i) is or was at any time since the beginning of the previous fiscal year one of our executive officers, directors, or director nominees, or is a holder of more than 5% of our common stock; (ii) an immediate family member of any of the foregoing persons; (iii) an entity owned or controlled by any of the foregoing persons; or (iv) an entity in which any of the foregoing persons is employed.

Certain Related Person Transactions

Since January 1, 2022, other than as described below, there have been no transactions or series of similar transactions to which we were a party or will be a party, and which qualified as a related person transaction. All of the transactions described below were reviewed and approved by either our audit committee or another committee of our Board in accordance with our Related Person Transactions Policy, except for those that occurred prior to the adoption of such policy.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Investors’ Rights Agreement

We are party to an investors’ rights agreement, as amended (the Rights Agreement), with certain holders of our capital stock, including Mr. Bishop; Dr. Harr; Brian Harr, Dr. Harr’s brother; ARCH Venture Fund IX, L.P., ARCH Venture Fund IX Overage, L.P., ARCH Venture Fund X, L.P., and ARCH Venture Fund X Overage, L.P, which are affiliated with ARCH Venture Partners, which owns, in the aggregate, more than 5% of our common stock; and Flagship Ventures Fund V, L.P., Flagship VentureLabs V LLC, Flagship Pioneering Fund VI, L.P., and Flagship V VentureLabs Rx Fund, L.P., which are affiliated with Flagship Pioneering Funds, which owns, in the aggregate, more than 5% of our common stock. Under the Rights Agreement, certain holders of our stock have the right to demand that we file a registration statement or request that their shares of our stock be covered by a registration statement that we are otherwise filing.

Beam Therapeutics Inc. Option and License Agreement

In October 2021, we entered into an Option and License Agreement (Beam License) with Beam, pursuant to which Beam granted us a non-exclusive license to use Beam’s proprietary CRISPR Cas12b nuclease editing technology for a specified number of gene editing targets to research, develop, and commercialize engineered cell therapy products that (i) are directed to certain antigen targets, with respect to our allogeneic T cell programs, or (ii) comprise certain human cell types, with respect to our stem cell-derived programs. We are permitted to use the CRISPR Cas12b system to modify or introduce, ex vivo, selected genetic sequences with respect to the licensed products under the Beam License. Pursuant to the Beam License, we paid Beam an upfront payment of $50 million. Additionally, we may be obligated to pay up to $65 million in specified developmental and commercial milestones and royalties on licensed products. We and Beam entered into amendments to the Beam License in each of June 2022, July 2022, and March 2023.

At the time of the entry into the Beam License, Mr. Nelsen, a member of our Board, was a beneficial owner of greater than 10% of the outstanding shares of Beam. Mr. Nelsen is also affiliated with a member of the board of directors of Beam. In addition, Mr. Nelsen is affiliated with ARCH Venture Partners, which is a holder of greater than 5% of the outstanding shares of our common stock and greater than 5% of the outstanding shares of common stock of Beam, and was so affiliated at the time of our entry into the Beam License. For information regarding the Beam License, see “Business – Key Intellectual Property Agreements – Ex Vivo Cell Engineering Platform – License Agreement with Beam” included in Part I, Item I of our Annual Report. For more information regarding ARCH Venture Partners’ ownership in our securities and Mr. Nelsen’s relationship with ARCH Venture Partners, see the section of this proxy statement titled “Security Ownership of Certain Beneficial Owners and Management.”

Other Transactions

We have entered into various employment-related agreements and compensatory arrangements with our directors and executive officers that, among other things, provide for compensatory, including grants of stock option, restricted stock, and RSU awards, and certain severance and change in control benefits. For a description of these arrangements, see the sections of this proxy statement titled “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Long-Term Equity Incentive Awards,” “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Employment Arrangements,” “Executive Compensation – Narrative Disclosure to Summary Compensation Table – Severance and Change in Control Benefits,” and “Director Compensation – Cash and Equity Compensation.”

We have entered into indemnification agreements with each of our directors and executive officers. Our indemnification agreements and obligations with respect to our directors and executive officers are further described in the section of this proxy statement titled “Executive Compensation – Indemnification.” In addition, we maintain directors’ and officers’ liability insurance as well as general liability insurance that covers certain liabilities of directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of April 3, 2023 by (i) each named executive officer, (ii) each director and nominee for director, (iii) all directors and executive officers as a group, and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our outstanding common stock. Other than as set forth in this table, we are not aware of any person or group that holds greater than 5% of our outstanding common stock.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer, and stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC. Beneficial ownership of securities is determined according to the rules of the SEC and generally means, with respect to a security, that a person or entity possesses sole or shared voting or investment power of such security, including options and warrants that are currently exercisable or will be exercisable within 60 days of April 3, 2023. Options to purchase shares of our common stock that are exercisable within 60 days of April 3, 2023 are deemed to be beneficially owned by the person holding these options for the purpose of computing percentage ownership of that person, but they are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by such beneficial owner, except for shares owned jointly with that person’s spouse.

We have based our calculations of beneficial ownership on 191,407,691 shares of our common stock outstanding as of April 3, 2023.

Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102.

Name and Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class (Common Stock)
5% Stockholders:
Entities affiliated with ARCH Venture Partners(1)	44,042,500	23.0%
Entities affiliated with Flagship Pioneering Funds(2)(3)	34,239,018	17.9%
Entities affiliated with Baillie Gifford & Co.(4)	10,764,727	5.6%
Canada Pension Plan Investment Board(5)	10,175,000	5.3%
Named Executive Officers and Directors:
Steven D. Harr, M.D.(6)	10,186,572	5.3%
Bernard J. Cassidy(7)	92,781	*
Sunil Agarwal, M.D.(8)	1,839,486	1.0%
Hans E. Bishop(9)	5,776,763	3.0%
Joshua H. Bilenker, M.D.(10)	90,388	*
Douglas Cole, M.D.(11)	23,591	*
Richard Mulligan, Ph.D.(12)	3,270,254	1.7%
Robert Nelsen(13)	44,079,944	23.0%
Alise S. Reicin, M.D.(11)	68,435	*
Michelle Seitz, CFA(11)	70,388	*
Mary Agnes (Maggie) Wilderotter(11)	93,903	*
Patrick Y. Yang, Ph.D.(14)	197,841	*
All executive officers and directors as a group (15 persons)(15)	67,740,973	34.9%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)	Consists of (i) 10,303,750 shares of common stock held by ARCH Venture Fund IX, L.P. (AVF IX); (ii) 10,301,250 shares of common stock held by ARCH Venture Fund IX, Overage, L.P. (AVF IX Overage);

(iii) 11,718,750 shares of common stock held by ARCH Venture Fund X, L.P. (AVF X); and (iv) 11,718,750 shares of common stock held by ARCH Venture Fund X Overage, L.P. (AVF X Overage). ARCH Venture Partners IX, L.P. (AVP IX LP) is the sole general partner of AVF IX. ARCH Venture Partners IX Overage, L.P. (AVP IX Overage GP) is the sole general partner of AVF IX Overage. ARCH Venture Partners IX, LLC (AVP IX LLC) is the sole general partner of each of AVP IX LP and AVP IX Overage GP. Keith Crandell, Clinton Bybee, and Mr. Nelsen are managing directors of AVP IX LLC (collectively, the Managing Directors). AVP IX LP and AVP IX Overage GP may be deemed to beneficially own the shares held by AVF IX and AVF IX Overage, respectively, AVP IX LLC may be deemed to beneficially own the shares held by AVF IX and AVF IX Overage, and each of the Managing Directors may be deemed to share the power to direct the disposition and vote of the shares held by AVF IX and AVF IX Overage. AVP IX LP, AVP IX Overage GP, AVP IX LLC, and the Managing Directors each disclaim beneficial ownership except for the shares, if any, that each such entity or individual holds of record. ARCH Venture Partners X, L.P. (AVP X GP) is the sole general partner of AVF X. ARCH Venture Partners X Overage, L.P. (AVP X Overage GP) is the sole general partner of AVF X Overage. ARCH Venture Partners X, LLC (AVP X LLC) is the sole general partner of each of AVP X GP and AVP X Overage GP. Mr. Crandell, Kristina Burow, Steven Gillis, and Mr. Nelsen comprise the investment committee of AVP X LLC (collectively, the Committee Members). AVP X GP and AVP X Overage GP may be deemed to beneficially own the shares held by AVF X and AVF X Overage, respectively, AVP X LLC may be deemed to beneficially own the shares held by AVF X and AVF X Overage, and each of the Committee Members may be deemed to share the power to direct the disposition and vote of the shares held by AVF X and AVF X Overage. AVP X GP, AVP X Overage GP, AVP X LLC, and the Committee Members each disclaim beneficial ownership except for the shares, if any, that each such entity or individual holds of record. The address of each of AVF IX, AVP IX LP, AVP IX LLC, AVF IX Overage, AVF X, AVP X GP, AVF X Overage, AVP IX Overage GP, AVP X Overage GP, AVP X LLC, Messrs. Crandell, Nelsen, Bybee, and Gillis, and Ms. Burow (collectively, the ARCH Reporting Persons) is 8755 W. Higgins Avenue, Suite 1025, Chicago, Illinois 60631. The foregoing information regarding the beneficial ownership of the ARCH Reporting Persons is based on our review of Amendment No. 1 to Schedule 13G filed with the SEC by the ARCH Reporting Persons on February 13, 2023 regarding their beneficial ownership of our common stock as of December 31, 2022.
(2)

Consists of (i) 11,585,199 shares of common held by Flagship Ventures Fund V, L.P. (Flagship Fund V); (ii) 11,441,326 shares of common stock held by Flagship VentureLabs V LLC (VentureLabs V); (iii) 9,725,122 shares of common stock held by Flagship Pioneering Fund VI, L.P. (Flagship Fund VI); and (iv) 1,487,371 shares of common stock held by Flagship V VentureLabs Rx Fund, L.P. (Flagship Fund V Rx and, together with Flagship Fund VI, Flagship Fund V, and VentureLabs V, the Flagship Funds). VentureLabs V Manager LLC (VentureLabs V Manager) is the manager of VentureLabs V and may be deemed to beneficially own the shares held by VentureLabs V. The general partner of Flagship Fund VI is Flagship Pioneering Fund VI General Partner LLC (Flagship Fund VI GP) and may be deemed to beneficially own the shares held by Flagship Fund VI. The manager of VentureLabs V Manager and Flagship Fund VI GP is Flagship Pioneering, Inc. (Flagship Pioneering) and may be deemed to beneficially own the shares held by VentureLabs V and Flagship Fund VI. The general partner of Flagship Fund V and Flagship Fund V Rx is Flagship Ventures Fund V General Partner LLC (Flagship V GP and together with VentureLabs V Manager, Flagship Fund VI GP, and Flagship Pioneering, the Flagship General Partners), and may be deemed to beneficially own the shares held by Flagship Fund V and Flagship Fund V Rx. Noubar B. Afeyan, Ph.D. is the Chief Executive Officer, sole stockholder, and director of Flagship Pioneering, and also serves as the sole manager of Flagship Fund V GP and may be deemed to beneficially own the shares held by the Flagship Funds. The address of each of the Flagship Funds, the Flagship General Partners, and Dr. Afeyan (collectively, the Flagship Reporting Persons) is c/o Flagship Pioneering Inc., 55 Cambridge Parkway, Suite 800E, Cambridge, Massachusetts 02142. The foregoing information regarding the beneficial ownership of the Flagship Reporting Persons is based on our review of Schedule 13G filed with the SEC by the Flagship Reporting Persons on February 14, 2022 regarding their beneficial ownership of our common stock as of December 31, 2021.

(3)

Dr. Cole is a member of Flagship V GP and Flagship Fund VI GP but does not have voting or investment control with respect to the shares held by Flagship V GP. Dr. Cole disclaims beneficial ownership of all shares held by Flagship Fund V, except to the extent of his pecuniary interest therein.

(4)

Consists of 10,764,727 shares of common stock held by Baillie Gifford & Co. (Baillie Gifford) and/or one or more of its investment adviser subsidiaries, which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds, or other institutional clients. The address of Baillie Gifford is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, United Kingdom. The foregoing information regarding the beneficial ownership of Baillie Gifford is based on our review of Amendment No. 1 Schedule 13G filed with the SEC by Baillie Gifford on January 20, 2023 regarding its beneficial ownership of our common stock as of December 30, 2022.

(5)

Consists of 10,175,000 shares of common stock, over which the Canada Pension Plan Investment Board (CPPIB) has sole dispositive and voting power. The address of CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada. The foregoing information regarding the beneficial ownership of CPPIB is based on our review of Schedule 13G filed with the SEC by CPPIB on February 14, 2022 regarding its beneficial ownership of our common stock as of December 31, 2021.

(6)

Consists of (i) 7,839,750 shares of common stock; (ii) 682,500 shares of common stock held by the Harr Family Irrevocable Trust of 2015 dtd 12/28/2015; (iii) 167,000 shares of common stock held by the Brian L Harr TTEE CCH Irrevocable Trust U/A DTD 03/25/2021; (iv) 167,000 shares of common stock held by the Brian L Harr TTEE JOH Irrevocable Trust U/A DTD 03/25/2021; and (v) 1,330,322 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.

(7)	Consists solely of shares of common stock.
(8)	Consists of (i) 1,550,000 shares of common stock and (ii) 289,486 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.
(9)	Consists of (i) 5,753,172 shares of common stock and (ii) 23,591 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.
(10)	Consists of (i) 20,000 shares of common stock and (ii) 70,388 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.
(11)	Consists solely of shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.
(12)	Consists of (i) 2,998,121 shares of common stock and (ii) 272,133 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.
(13)

Consists of (i) 1,353 shares of common stock; (ii) 44,042,500 shares of common stock owned by entities affiliated with ARCH Venture Partners (the ARCH Shares), as described above in footnote 1 to this table; (iii) 12,500 shares of common stock owned by Enzo Family Trust of 2015; and (iv) 23,591 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of April 3, 2023. With respect to the ARCH Shares, as a Managing Director and an Investment Committee Member of ARCH Venture Partners, Mr. Nelsen may be deemed to share the power to direct the disposition and vote of such ARCH Shares. Mr. Nelsen disclaims beneficial ownership of such ARCH Shares, except to the extent of his pecuniary interest therein, if any.

(14)	Consists of (i) 174,250 shares of common stock and (ii) 23,591 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.
(15)

Consists, in the aggregate, of (i) 64,956,893 shares of common stock and (ii) 2,784,080 shares of common stock issuable upon exercise of stock options that are exercisable within 60 days of April 3, 2023.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to report to the SEC their initial ownership of our common stock and any subsequent changes in that ownership. The SEC has established specific due dates for these reports, and we are required to disclose in this proxy statement any late filings or failures to file.

Based solely on our review of such reports filed electronically with the SEC and written representations from reporting persons that no other reports were required during the fiscal year ended December 31, 2022, we believe that, during the 2022 fiscal year, all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them, except that inadvertent late Form 4 reports were filed for each of Drs. Agarwal, Harr, and Mulligan, Messrs. Hardy and Hordo, and James J. MacDonald, our former Executive Vice President, General Counsel, and Corporate Secretary, on March 8, 2022 to report transactions that occurred on March 3, 2022, and an inadvertent late Form 4 report was filed for Dr. Bilenker on February 17, 2023 to report a transaction that occurred on February 3, 2021.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by stockholders:
2021 Incentive Award Plan(2)	14,018,678	(3)	10.01	14,432,111
Restricted Stock Unit Plan(4)	19,351		—	—
2018 Equity Incentive Plan(5)	10,115,845	(6)	4.95	—
2021 Employee Stock Purchase Plan(2)	—		—	3,313,345
Equity compensation plans not approved by stockholders	—		—	—

Total	24,153,874		7.78	17,745,456

(1)

Shares of restricted common stock and RSUs are not included for the purpose of determining the weighted-average exercise price set forth in this column (b) because no cash consideration is required to receive shares of common stock upon vesting of the applicable awards.

(2)

The 2021 Incentive Award Plan (the 2021 Plan) and the ESPP contain “evergreen” provisions, pursuant to which (i) the number of shares of common stock reserved for issuance pursuant to awards under the 2021 Plan shall be increased on the first day of each year beginning in 2022 and ending in 2031, in an amount equal to the lesser of (A) 5% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by our Board or a designated committee; provided, however, that no more than 135,888,796 shares of common stock may be issued upon the exercise of incentive stock options, and (ii) the number of shares of common stock that will be authorized for sale under our ESPP shall be increased on the first day of each year beginning in 2022 and ending in 2031, in an amount equal to the lesser of (A) 1% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by our Board. On January 1, 2023, an additional 9,551,666 shares of our common stock were reserved for issuance pursuant to awards under the 2021 Plan and an additional 1,910,333 shares of our common stock were reserved for issuance pursuant to the ESPP as a result of these “evergreen” provisions. The maximum number of shares of our common stock that may be issued under the ESPP in the purchase period that includes December 31, 2022 based on the number of participants at December 31, 2022 is 440,064 shares.

(3)	This value consists of 13,153,151 shares of common stock subject to outstanding options and 865,527 outstanding RSUs.
(4)

We maintain the Restricted Stock Unit Plan (the RSU Plan), which we adopted in March 2019 in connection with our acquisition of Cobalt Biomedicine, Inc. to provide for awards of RSUs to certain employees and consultants, and under which we have granted certain RSUs that are currently outstanding. The total number of shares of common stock that was initially available for issuance pursuant to RSU awards under the RSU Plan was 300,000 and is not subject to increase. No additional grants may be made under the RSU Plan.

(5)

The 2018 Equity Incentive Plan (the 2018 Plan) was terminated in 2021, and any shares remaining available for future grants and option forfeitures under the 2018 Plan have been allocated to the 2021 Plan.

(6)	This value consists of shares of common stock subject to outstanding options.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker.

You may also request an additional proxy statement and Annual Report by sending a written request to:

Sana Biotechnology, Inc.

Attn: Corporate Secretary

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(206) 701-7914

Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of 2023 Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the proxy card or voter instruction form, as applicable, to vote the shares represented thereby in accordance with the recommendation of our Board.

By Order of the Board of Directors,

Bernard J. Cassidy
Executive Vice President, General Counsel, and Corporate Secretary

Seattle, Washington
April 28, 2023

A copy of our proxy statement and Annual Report is available without charge upon written request to our Corporate Secretary, c/o Sana Biotechnology, Inc., 188 East Blaine Street, Suite 400, Seattle, Washington 98102.

P. O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET • Go To: www.proxypush.com/SANA • Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-648-8136 • Use any touch-tone telephone • Have your Proxy Card ready Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual Meeting online. Sana Biotechnology, Inc. Annual Meeting of Stockholders For stockholders of record as of April 10, 2023 DATE: Thursday, June 8, 2023 TIME: 9:00 AM, Pacific Time PLACE: The Annual Meeting will be a virtual meeting conducted via live audio webcast. Please visit www.proxydocs.com/SANA for registration details. This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Nathan Hardy and Bernard J. Cassidy (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorize(s) them, and each of them, to vote all the shares of capital stock of Sana Biotechnology, Inc. which the undersigned is/are entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. adjournment In their or discretion, postponement the Named thereof. Proxies are authorized to vote upon such other matters that may properly come before the meeting or any You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance this card. with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report on Form 10-K of Sana Biotechnology, Inc. are available at www.proxydocs.com/SANA. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Sana Biotechnology, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black or blue pen only. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee for election for Proposal 1 and FOR Proposal 2. BOARD OF DIRECTORS YOUR VOTE RECOMMENDS PROPOSAL To elect three Class II directors to our Board of Directors, each to serve for a three-year term expiring at the 2026 annual meeting of stockholders or until his or her respective successor is duly elected and qualified. The three nominees for election are: FOR WITHHOLD Hans E. Bishop Robert Nelsen Alise S. Reicin, M.D. FOR AGAINST ABSTAIN To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Stockholders will also consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. The Named Proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. You must register at www.proxydocs.com/SANA in order to attend and participate in the Annual Meeting online. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If your shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this proxy card. Signature (and Title if applicable) Date Signature (if held jointly) Date